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Exhibit 99.4

BOISE CASCADE CORPORATION

AND

BNY WESTERN TRUST COMPANY

AS PURCHASE CONTRACT AGENT

PURCHASE CONTRACT AGREEMENT

DATED AS OF DECEMBER 5, 2001

i

ii

iii

EXHIBITS

EXHIBIT A	Form of Normal Units Certificate
EXHIBIT B	Form of Stripped Units Certificate
EXHIBIT C	Instruction from Purchase Contract Agent to Collateral Agent
EXHIBIT D	Instruction to Purchase Contract Agent
EXHIBIT E	Forms of Remarketing Agreement

PURCHASE CONTRACT AGREEMENT

    PURCHASE CONTRACT AGREEMENT, dated as of December 5, 2001, between Boise Cascade Corporation, a Delaware corporation (the "Company"), and BNY Western Trust Company, a California banking corporation, acting as purchase contract agent for the Holders of Units from time to time (the "Agent").

    The Company has duly authorized the execution and delivery of this Agreement and the Certificates evidencing the Units.

    All things necessary to make the Purchase Contracts, when the Certificates are executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent, as provided in this Agreement, the valid obligations of the Company, and to constitute this Agreement a valid agreement of the Company, in accordance with its terms, have been done.

    For and in consideration of the premises and the purchase of the Units by the Holders thereof, it is mutually agreed as follows:

ARTICLE I
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

    Section 1.1.  Definitions.  For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

      (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; and nouns and pronouns of the masculine gender include the feminine and neuter genders;

      (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

      (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

      (d) the following terms have the meanings given to them in the Declaration: (i) Guarantee, (ii) Indenture, and (iii) Liquidation Distribution; and

      (e) the following terms have the meanings given to them in this Section 1.1(e):

    "Act" when used with respect to any Holder, has the meaning specified in Section 1.4.

    "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

    "Agent" means the Person named as the "Agent" in the first paragraph of this instrument until a successor Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Agent" shall mean such Person.

    "Agent-purchased Treasury Consideration" has the meaning specified in Section 5.2(b)(i).

    "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

    "Average Trading Price" has the meaning specified in Section 5.1.

    "Bankruptcy Code" means title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

    "Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

    "Board of Directors" means either the Board of Directors of the Company or the Executive Committee of such Board or any other committee of such Board duly authorized to act generally or in any particular respect for the Board hereunder.

    "Board Resolution" means (i) a copy of a resolution certified by the Secretary or the Assistant Secretary of the Company to have been duly adopted by the Board of Directors, the Securities Offering Committee of the Board of Directors or any other duly authorized committee of the Board of Directors and to be in full force and effect on the date of such certification, (ii) a copy of a unanimous written consent of the Board of Directors, the Securities Offering Committee of the Board of Directors or any other duly authorized committee of the Board of Directors or (iii) a certificate signed by the authorized officer or officers to whom the Board of Directors, the Securities Offering Committee of the Board of Directors or any other duly authorized committee of the Board of Directors has delegated its authority, and in each case, delivered to the Agent.

    "Book-Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 3.6.

    "Business Day" means any day that is not a Saturday, Sunday or day on which banking institutions and trust companies in The City of New York or at a place of payment are authorized or required by law, regulation or executive order to close.

    "Capital Stock" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated, whether voting or non-voting) corporate stock or similar interests in other types of entities.

    "Cash Merger" has the meaning set forth in Section 5.8.

    "Certificate" means a Normal Units Certificate or a Stripped Units Certificate.

    "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Units and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book-entry transfers and pledges of the Units.

    "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

    "Closing Price" has the meaning specified in Section 5.1.

    "Collateral" has the meaning specified in Section 2.1 of the Pledge Agreement.

    "Collateral Agent" means JPMorgan Chase Bank, as Collateral Agent under the Pledge Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Collateral Agent" shall mean the Person who is then the Collateral Agent thereunder.

    "Collateral Substitution" has the meaning specified in Section 3.13.

    "Common Securities" has the meaning specified in Section 1.1 of the Declaration.

    "Common Stock" means the common stock, par value $2.50 per share, of the Company.

    "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provision of this Agreement, and thereafter "Company" shall mean such successor.

    "Constituent Person" has the meaning specified in Section 5.4(b).

    "Corporate Trust Office" means the principal corporate trust office of the Agent at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 601 Union Street, Suite 1720, Seattle, Washington 98101, except that for purposes of Section 10.2, such term shall mean the office or agency of the Agent in The City of New York, which office at the date hereof is located at BNY Western Trust Company, c/o The Bank of New York, Corporate Trust Window, 15 Broad Street, New York, New York 10007.

    "Coupon Rate" means the percentage rate per annum at which each Senior Debenture will bear interest initially.

    "Current Market Price" has the meaning specified in Section 5.4(a)(8).

    "Custodial Agent" means JPMorgan Chase Bank, as Custodial Agent under the Pledge Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Custodial Agent" shall mean the Person who is then the Custodial Agent thereunder.

    "Declaration" means the Amended and Restated Declaration of Trust, dated December 5, 2001, of Boise Cascade Trust I, among the Company, as the sponsor, the trustees named therein and the holders from time to time of undivided beneficial interests in the assets of the Trust.

    "Default" has the meaning specified in Section 10.5.

    "Depositary" means, initially, DTC, until another Clearing Agency becomes its successor.

    "DTC" means The Depository Trust Company, the initial Clearing Agency.

    "Early Settlement" has the meaning specified in Section 5.7(a).

    "Early Settlement Amount" has the meaning specified in Section 5.7(a).

    "Early Settlement Date" has the meaning specified in Section 5.7(a).

    "Early Settlement Rate" has the meaning specified in Section 5.7(b).

    "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

    "Expiration Date" has the meaning specified in Section 1.4.

    "Expiration Time" has the meaning specified in Section 5.4(a)(6).

    "Failed Remarketing" has the meaning specified in Section 5.2(b)(ii).

    "Fair Market Value" with respect to securities distributed in a Spin-Off means (a) in the case of any Spin-Off that is effected simultaneously with an Initial Public Offering of such securities, the initial public offering price of those securities, and (b) in the case of any other Spin-Off, the average of the Sale Price of those securities over the first 10 Trading Days after the effective date of such Spin-Off.

    "Global Certificate" means a Certificate that evidences all or part of the Units and is registered in the name of a Depositary or a nominee thereof.

    "Global Preferred Security Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Preferred Securities specified on such certificate and which is registered in the name of a Clearing Agency or a nominee thereof.

    "Holder" means the Person in whose name the Unit evidenced by a Normal Units Certificate and/or a Stripped Units Certificate is registered in the related Normal Units Register and/or the Stripped Units Register, as the case may be.

    "Indenture" means that certain Indenture, dated as of October 1, 1985, between the Depositor and U.S. Bank Trust National Association (as successor in interest to Morgan Guaranty Trust Company of New York), as trustee (the "Original Trustee"), as supplemented by the First Supplemental Indenture between the Depositor and the Original Trustee, dated as of December 20, 1989, the Second Supplemental Indenture between the Depositor and the original Trustee, dated as of August 1, 1990 and the Third Supplemental Indenture, dated as of December 5, 2001, among the Depositor, the Original Trustee and BNY Western Trust Company, as series trustee, and as the same may be further amended or supplemented from time to time.

    "Indenture Trustee" means BNY Western Trust Company, as trustee under the Indenture or any successor thereto.

    "Initial Public Offering" with respect to a Spin-Off means the first time securities of the same class or type as the securities being distributed in such Spin-Off are bona fide offered to the public for cash.

    "Issuer Order" or "Issuer Request" means a written order or request signed in the name of the Company by the Chairman of the Board, the President, any Vice President, the Controller, the Treasurer or the Corporate Secretary (or other officer performing similar functions) of the Company and delivered to the Agent.

    "Merger Early Settlement" has the meaning specified in Section 5.8.

    "Merger Early Settlement Amount" has the meaning specified in Section 5.8.

    "Merger Early Settlement Date" has the meaning specified in Section 5.8.

    "1940 Act" means the Investment Company Act of 1940, as amended.

    "Normal Unit" means the collective rights and obligations of a Holder of a Normal Units Certificate in respect of a Preferred Security or the appropriate Treasury Consideration, as the case may be, subject in each case to the Pledge thereof, and the related Purchase Contract.

    "Normal Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Normal Units specified on such certificate, substantially in the form of Exhibit A hereto.

    "Normal Units Register" and "Normal Units Registrar" have the respective meanings specified in Section 3.5.

    "NYSE" means The New York Stock Exchange, Inc.

    "Officer's Certificate" means a certificate signed by the Chairman of the Board, the President, any Vice President, the Controller, the Treasurer or the Corporate Secretary (or other officer performing similar functions) of the Company and delivered to the Agent.

    "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company or an Affiliate and who shall be reasonably acceptable to the Agent.

    "Opt-out Treasury Consideration" has the meaning specified in Section 5.2(b)(iv).

    "Outstanding" or "Outstanding Units" means, as of the date of determination, all Normal Units or Stripped Units evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

  (i)
  If a Termination Event has occurred, (a) Stripped Units and (b) Normal Units for which the related Preferred Security or the appropriate Treasury Consideration, or a Liquidation Distribution in respect of such Preferred Security, as the case may be, has been theretofore deposited with the Agent in trust for the Holders of such Normal Units;

  (ii)
  Normal Units and Stripped Units evidenced by Certificates theretofore cancelled by the Agent or delivered to the Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

  (iii)
  Normal Units and Stripped Units evidenced by Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Agent proof satisfactory to it that such Certificate is held by a bona fide purchaser in whose hands the Normal Units or Stripped Units evidenced by such Certificate are valid obligations of the Company;

provided, that in determining whether the Holders of the requisite number of the Normal Units or Stripped Units have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Normal Units or Stripped Units owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, in determining whether the Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Normal Units or Stripped Units which a Responsible Officer of the Agent actually knows to be so owned shall be so disregarded. Normal Units or Stripped Units so owned which have been pledged in good faith may be regarded as Outstanding Units if the pledgee establishes to the satisfaction of the Agent the pledgee's right so to act with respect to such Normal Units or Stripped Units and that the pledgee is not the Company or any Affiliate of the Company.

    "Payment Date" means each March 16, June 16, September 16, and December 16, commencing March 16, 2002.

    "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

    "Pledge" means the pledge under the Pledge Agreement of the Preferred Securities, the Treasury Securities or the appropriate Treasury Consideration, in each case constituting a part of the Units, property, cash, securities, financial assets and security entitlements of the Collateral Agent (as defined in the Pledge Agreement), the Senior Debentures delivered to the Collateral Agent upon liquidation of the Trust, and any proceeds of any of the foregoing.

    "Pledge Agreement" means the Pledge Agreement, dated as of the date hereof, by and among the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Agent, on its own behalf and as attorney-in-fact for the Holders from time to time of the Units.

    "Pledged Preferred Securities" has the meaning set forth in the Pledge Agreement.

    "Pledged Treasury Consideration" has the meaning set forth in the Pledge Agreement.

    "Pledged Treasury Securities" has the meaning set forth in the Pledge Agreement.

    "Predecessor Certificate" means a Predecessor Normal Units Certificate or a Predecessor Stripped Units Certificate.

    "Predecessor Stripped Units Certificate" of any particular Stripped Units Certificate means every previous Stripped Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Stripped Units evidenced thereby; and, for the purposes of this definition, any Stripped Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Stripped Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Stripped Units Certificate.

    "Predecessor Normal Units Certificate" of any particular Normal Units Certificate means every previous Normal Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Normal Units evidenced thereby; and, for the purposes of this definition, any Normal Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Normal Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Normal Units Certificate.

    "Preferred Securities" means the 7.50% Preferred Securities of the Trust, each having a stated liquidation amount of $50, representing, together with the Common Securities, undivided beneficial interests in the assets of the Trust.

    "Property Trustee" means BNY Western Trust Company, as property trustee under the Declaration, or any successor thereto that is a financial institution unaffiliated with the Company.

    "Purchase Contract" when used with respect to any Unit, means the contract forming a part of such Unit and obligating the Company to sell and the Holder of such Unit to purchase, Common Stock, on the terms and subject to the conditions set forth in Article Five.

    "Purchase Contract Settlement Fund" has the meaning specified in Section 5.3.

    "Purchase Price" has the meaning specified in Section 5.1.

    "Purchased Shares" has the meaning specified in Section 5.4(a)(6).

    "Quarterly Payment Date" means each March 16, June 16, September 16, and December 16, commencing March 16, 2002.

    "Record Date" for the distribution payable on any Payment Date means, as to any Global Certificate, the Business Day next preceding such Payment Date, and as to any other Certificate, a day selected by the Company which shall be more than one Business Day but less than 60 Business Days prior to such Payment Date.

    "Redemption Amount" means the amount payable with respect to the Agent on behalf of the holders of Preferred Securities held as part of Normal Units in the event of a Tax Event Redemption, as provided under the Declaration.

    "Redemption Date" has the meaning specified in the Indenture.

    "Redemption Treasury Portfolio" has the meaning specified in the Indenture.

    "Register" means the Normal Units Register and the Stripped Units Register.

    "Registrar" means the Normal Units Registrar and the Stripped Units Registrar.

    "Remarketing Agent" has the meaning specified in Section 5.2(b)(i).

    "Remarketing Agreement" means the Remarketing Agreement to be entered into by and among the Company, the Trust, the Remarketing Agent and the Agent.

    "Remarketing Date" means the fourth Business Day preceding September 16, 2004.

    "Remarketing Fee" has the meaning specified in Section 5.2(b)(i).

    "Remarketing Value" has the meaning specified in Section 5.1(b)(i).

    "Reorganization Event" has the meaning specified in Section 5.4(b).

    "Responsible Officer" means, when used with respect to the Agent, any officer within the corporate trust department of the Agent (or any successor of the Agent), including any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer or any other officer of the Agent who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

    "Sale Price" of any securities distributed in a Spin-Off on any Trading Day means the closing sale price per share (or if no closing price is reported, the average of the bid and asked prices or, if more than one in either case, the average of the average bid and average asked prices) on such Trading Day as reported in composite transactions for the principal U.S. securities exchange on which such securities are traded or, if the securities are not listed on a U.S. national or regional securities exchange, as reported by Nasdaq.

    "Securities Act" means the Securities Act of 1933, as amended.

    "Securities Intermediary" means JPMorgan Chase Bank, in its capacity as Securities Intermediary under the Pledge Agreement, together with its successors in such capacity.

    "Senior Debentures" means the series of senior debt securities of the Company designated the 7.50% Senior Debentures due 2006, to be issued under the Indenture.

    "Separate Preferred Securities" has the meaning set forth in the Pledge Agreement.

    "Settlement Date" means any Early Settlement Date or Merger Early Settlement Date or the Stock Purchase Date.

    "Settlement Rate" has the meaning specified in Section 5.1.

    "Spin-Off" means a dividend or other distribution of shares of Capital Stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit of the Company.

    "Stated Amount" means, with respect to any one Preferred Security, Normal Unit or Stripped Unit, $50.

    "Stock Purchase Date" means December 16, 2004.

    "Stripped Unit" means the collective rights and obligations of a holder of a Stripped Units Certificate in respect of a 1/20 undivided beneficial interest in a Treasury Security, subject in each case to the Pledge thereof, and the related Purchase Contract.

    "Stripped Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Stripped Units specified on such certificate, substantially in the form of Exhibit B hereto.

    "Stripped Units Register" and "Stripped Units Registrar" have the respective meanings specified in Section 3.5.

    "Subsequent Remarketing Date" means, provided there has been one or more Failed Remarketings, the date on which the Remarketing Agent has consummated a successful remarketing in accordance with Section 5.2(b)(ii) hereof.

    "Tax Event" has the meaning specified in the Indenture.

    "Tax Event Redemption" has the meaning specified in the Indenture.

    "Termination Date" means the date, if any, on which a Termination Event occurs.

    "Termination Event" means the occurrence of any of the following events: (i) at any time on or prior to the Stock Purchase Date, a judgment, decree or court order shall have been entered granting relief under the Bankruptcy Code or any other similar Federal or state law, adjudicating the Company to be insolvent, or approving as properly filed a petition seeking reorganization or liquidation of the Company, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Stock Purchase Date, such decree or order shall have continued undischarged and unstayed for a period of 60 days; or (ii) a judgment, decree or court order for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the winding up or liquidation of its affairs, shall have been entered, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Stock Purchase Date, such judgment, decree or order shall have continued undischarged and unstayed for a period of 60 days, or (iii) at any time on or prior to the Stock Purchase Date the Company shall file a petition for relief under the Bankruptcy Code or any other similar federal or state law, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization or liquidation under the Bankruptcy Code or any other similar federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

    "Threshold Appreciation Price" has the meaning specified in Section 5.1.

    "TIA" means the Trust Indenture Act of 1939, as amended.

    "Trading Day" means, with respect to any subject securities, a day on which such securities (i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such securities.

    "Treasury Consideration" means the Agent-purchased Treasury Consideration or the Opt-out Treasury Consideration.

    "Treasury Security" means a zero coupon U.S. Treasury security (CUSIP No. 912803AB9) maturing on November 15, 2004 that by its terms will pay to its holder $1,000 on such maturity date.

    "Trust" means Boise Cascade Trust I, a statutory business trust formed under the laws of the State of Delaware, or any successor thereto by merger or consolidation.

    "Underwriting Agreement" means the Underwriting Agreement dated November 29, 2001 among the Company, the Trust and the underwriters named therein.

    "Unit" means a Normal Unit or a Stripped Unit.

    "Vice-President" means, with respect to the Company and the Agent, any vice-president, whether or not designated by a number or a word or words added before or after the title "vice-president."

    Section 1.2.  Compliance Certificates and Opinions.  Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Agent to take any action under any provision of this Agreement, the Company shall furnish to the Agent an Officer's Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if requested by the Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

    Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

      (1) a statement that the individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

      (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (3) a statement that, in the opinion of such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (4) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

    Section 1.3.  Form of Documents Delivered to Agent.  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

    Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

    Section 1.4.  Acts of Holders; Record Dates.  (a)   Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.1) conclusive in favor of the Agent and the Company, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Agent deems sufficient.

      (c) The ownership of Units shall be proved by the Normal Units Register or the Stripped Units Register, as the case may be.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

      (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Units entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Units. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Normal Units and the Outstanding Stripped Units, as the case may be, on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Normal Units or the Stripped Units, as the case may be, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite number of Outstanding Units on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Units on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Agent in writing and to each Holder of Units in the manner set forth in Section 1.6.

    With respect to any record date set pursuant to this Section, the Company may designate any date as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Agent in writing, and to each Holder of Units in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

    Section 1.5.  Notices.  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with:

      (a) the Agent by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, to the Agent at 601 Union Street, Suite 1720, Seattle,

  Washington 98101, Attention: Corporate Trust, or at any other address furnished in writing by the Agent to the Holders and the Company; or

      (b) the Company by the Agent or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, to the Company at Boise Cascade Corporation, 1111 West Jefferson Street, Boise, Idaho 83728-0001, telecopy: (208) 384-4913, Attention: Chief Financial Officer, or at any other address furnished in writing to the Agent by the Company; or

      (c) the Collateral Agent by the Agent, the Company or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to the Collateral Agent at 450 West 33rd Street, New York, New York 10001, or at any other address furnished in writing by the Collateral Agent to the Agent, the Company and the Holders; or

      (d) the Property Trustee by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered, mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to the Property Trustee at 601 Union Street, Suite 1720, Seattle, Washington 98101, Attention: Corporate Trust, or at any other address furnished in writing by the Property Trustee to the Company; or

      (e) the Indenture Trustee by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and personally delivered or mailed, first-class postage prepaid, telecopied or delivered by overnight air courier guaranteeing next day delivery, addressed to the Indenture Trustee at 601 Union Street, Suite 1720, Seattle, Washington 98101, Attention: Corporate Trust, or at any other address furnished in writing by the Indenture Trustee to the Company.

    Section 1.6.  Notice to Holders; Waiver.  Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the applicable Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

    In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Agent shall constitute a sufficient notification for every purpose hereunder.

    Section 1.7.  Effect of Headings and Table of Contents.  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

    Section 1.8.  Successors and Assigns.  All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

    Section 1.9.  Separability Clause.  In case any provision in this Agreement or in the securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

    Section 1.10.  Benefits of Agreement.  Nothing in this Agreement or in the Units, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Units evidenced by their Certificates by their acceptance of delivery of such Certificates.

    Section 1.11.  Governing Law.  This Agreement and the Units shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of laws.

    Section 1.12.  Legal Holidays.  In any case where any Payment Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Normal Units Certificates) payments on the Preferred Securities shall not be made on such date, but such payments shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, provided that no interest or distributions shall accrue or be payable by the Company for the period from and after any such Payment Date, except that, if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Payment Date.

    In any case where the Stock Purchase Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Certificates), the Purchase Contracts shall not be performed on such date, but the Purchase Contracts shall be performed on the immediately following Business Day with the same force and effect as if performed on the Stock Purchase Date.

    Section 1.13.  Counterparts.  This Agreement may be executed in any number of counterparts by the parties hereto, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

    Section 1.14.  Inspection of Agreement.  A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder.

ARTICLE II
CERTIFICATE FORMS

    Section 2.1.  Forms of Certificates Generally.  The Normal Units Certificates (including the form of Purchase Contract forming part of the Normal Units evidenced thereby) shall be in substantially the form set forth in Exhibit A hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange or quotation system on which the Normal Units are listed or quoted for trading or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Normal Units Certificates, as evidenced by their execution of the Normal Units Certificates.

    The definitive Normal Units Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Normal Units Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

    The Stripped Units Certificates (including the form of Purchase Contracts forming part of the Stripped Units evidenced thereby) shall be in substantially the form set forth in Exhibit B hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange or the quotation system on which the Stripped Units may be listed or quoted for trading or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Stripped Units Certificates, as evidenced by their execution of the Stripped Units Certificates.

    The definitive Stripped Units Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing the Stripped Units Certificates evidenced by such Stripped Units Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

    Every Global Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

    Section 2.2.  Form of Agent's Certificate of Authentication.  The form of the Agent's certificate of authentication of the Normal Units shall be in substantially the form set forth on the form of the Normal Units Certificates.

    The form of the Agent's certificate of authentication of the Stripped Units shall be in substantially the form set forth on the form of the Stripped Units Certificates.

ARTICLE III
THE UNITS

    Section 3.1.  Title and Terms; Denominations.  The aggregate number of Normal Units and Stripped Units, if any, evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to 3,000,000 (3,450,000 if the Underwriters' over-allotment option pursuant to the Underwriting Agreement is exercised in full), except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Certificates pursuant to Section 3.4, 3.5, 3.10, 3.13, 3.14, 5.7, 5.8, or 8.5.

    The Certificates shall be issuable only in registered form and only in denominations of a single Unit and any integral multiple thereof.

    Section 3.2.  Rights and Obligations Evidenced by the Certificates.  Each Normal Units Certificate shall evidence the number of Normal Units specified therein, with each such Normal Unit representing the ownership by the Holder thereof of a beneficial interest in a Preferred Security or the appropriate Treasury Consideration, as the case may be, subject to the Pledge of such Preferred Security or such Treasury Consideration, as the case may be, by such Holder pursuant to the Pledge Agreement, and the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Agent as attorney-in-fact for, and on behalf of, the Holder of each Normal Unit shall pledge, pursuant to the Pledge Agreement, the Preferred Security or the appropriate Treasury Consideration, as the case may be, forming a part of such Normal Unit, to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title, and interest of such Holder in such Preferred Security or such Treasury Consideration, as the case may be, for the benefit of the Company, to secure the obligation of the Holder under each Purchase Contract to purchase the Common Stock of the Company. Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holders of Normal Units Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

    Each Stripped Units Certificate shall evidence the number of Stripped Units specified therein, with each such Stripped Unit representing the ownership by the Holder thereof of a 1/20 undivided beneficial interest in a Treasury Security, subject to the Pledge of such interest in such Treasury Security by such Holder pursuant to the Pledge Agreement, and the rights and obligations of the Holder thereof and the Company under one Purchase Contract. Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holders of Stripped Units Certificates to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as stockholders of the Company.

    Section 3.3.  Execution, Authentication, Delivery and Dating.  Subject to the provisions of Sections 3.13 and 3.14, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Certificates executed by the Company to the Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Certificates, and the Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Certificates.

    The Certificates shall be executed on behalf of the Company by the Chairman of the Board, the President, any Vice President, the Controller, the Treasurer or the Corporate Secretary (or other officer performing similar functions) of the Company and delivered to the Agent. The signature of any of these officers on the Certificates may be manual or facsimile.

    Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

    No Purchase Contract evidenced by a Certificate shall be valid until such Certificate has been executed on behalf of the Holder by the manual signature of an authorized signatory of the Agent, as such Holder's attorney-in-fact. Such signature by an authorized signatory of the Agent shall be conclusive evidence that the Holder of such Certificate has entered into the Purchase Contracts evidenced by such Certificate.

    Each Certificate shall be dated the date of its authentication. No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized signatory of the Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

    Section 3.4.  Temporary Certificates.  Pending the preparation of definitive Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary Certificates which are in substantially the forms set forth in Exhibit A and Exhibit B hereto, as the case may be, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Normal Units or Stripped Units, as the case may be, are listed, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

    If temporary Certificates are issued, the Company will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Certificates of like tenor and denominations and evidencing a like number of Normal Units or Stripped Units, as the case may be, as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Normal Units or Stripped Units, as the case may be, evidenced thereby as definitive Certificates.

    Section 3.5.  Registration; Registration of Transfer and Exchange.  The Agent shall keep at the Corporate Trust Office a register (the "Normal Units Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of Normal Units Certificates and of transfers of Normal Units Certificates (the Agent, in such capacity, the "Normal Units Registrar") and a register (the "Stripped Units Register") in which, subject to such reasonable regulations as it may prescribe, the Agent shall provide for the registration of the Stripped Units Certificates and transfers of Stripped Units Certificates (the Agent, in such capacity, the "Stripped Units Registrar").

    Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of like tenor and denominations, and evidencing a like number of Normal Units or Stripped Units, as the case may be.

    At the option of the Holder, Certificates may be exchanged for other Certificates, of like tenor and denominations and evidencing a like number of Normal Units or Stripped Units, as the case may be, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

    All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same number of Normal Units or Stripped Units, as the case may be, and be entitled to the same benefits and subject to the same obligations, under this Agreement as the Normal Units or Stripped Units, as the case may be, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

    Every Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Agent duly executed, by the Holder thereof or its attorney duly authorized in writing.

    No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Company and the Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to Sections 3.6, 3.9 and 8.5 not involving any transfer.

    Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver, any Certificate presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the earlier of the Stock Purchase Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall (i) if the Stock Purchase Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such Certificate, (ii) in the case of Normal Units, if a Termination Event shall have occurred prior to the Stock Purchase Date, transfer the Preferred Securities or the appropriate Treasury Consideration, as applicable, relating to such Normal Units, or (iii) in the case of Stripped Units, if a Termination Event shall have occurred prior to the Stock Purchase Date, transfer the Treasury Securities relating to such Stripped Units, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article Five.

    Section 3.6.  Book-Entry Interests.  The Certificates, on original issuance, will be issued in the form of one or more fully registered Global Certificates, to be delivered to the Depositary by, or on behalf of, the Company. Each such Global Certificate shall initially be registered on the books and records of the Company in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a definitive Certificate representing such Beneficial Owner's interest in such Global Certificate, except as provided in Section 3.9. The Agent shall enter into an agreement with the Depositary if so requested by the Company. Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to Section 3.9:

      (a) the provisions of this Section 3.6 shall be in full force and effect;

      (b) the Company shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including receiving approvals, votes or consents hereunder) as the Holder of the Units and the sole holder of the Global Certificate(s) and shall have no obligation to the Beneficial Owners;

      (c) to the extent that the provisions of this Section 3.6 conflict with any other provisions of this Agreement, the provisions of this Section 3.6 shall control; and

      (d) the rights of the Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Clearing Agency will make book-entry transfers among Clearing Agency Participants.

    Section 3.7.  Notices to Holders.  Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company's agent shall give such notices and communications to the Holders and, with respect to any Units registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Company or the Company's agent shall, except as set forth herein, have no obligations to the Beneficial Owners.

    Section 3.8.  Appointment of Successor Clearing Agency.  If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Units, the Company may, in its sole discretion, appoint a successor Clearing Agency with respect to the Units.

    Section 3.9.  Definitive Certificates.  If (i) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Units and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to Section 3.8, (ii) the Company elects to terminate the book-entry system through the Clearing Agency with respect to the Units, or (iii) there shall have occurred and be continuing a default by the Company in respect of its obligations under one or more Purchase Contracts, then upon surrender of the Global Certificates representing the Book-Entry Interests with respect to the Units by the Clearing Agency, accompanied by registration instructions, the Company shall cause definitive Certificates to be delivered to Beneficial Owners in accordance with the instructions of the Clearing Agency. The Company shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be protected in relying on, such instructions.

    Section 3.10.  Mutilated, Destroyed, Lost and Stolen Certificates.  If any mutilated Certificate is surrendered to the Agent, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate at the cost of the Holder, evidencing the same number of Normal Units or Stripped Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

    If there shall be delivered to the Company and the Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) such security or indemnity at the cost of the Holder as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Agent that such Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver to the Agent, and the Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of Normal Units or Stripped Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

    Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Agent, and the Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver to the Holder, a Certificate on or after the Business Day immediately preceding the earlier of the Stock Purchase Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Agent shall (i) if the Stock Purchase Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Units evidenced by such Certificate, or (ii) if a Termination Event shall have occurred prior to the Stock Purchase Date, transfer the Preferred Securities, the appropriate Treasury Consideration or the Treasury Securities, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article Five.

    Upon the issuance of any new Certificate under this Section, the Company and the Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Agent) connected therewith.

    Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Unit evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Units evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

    The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

    Section 3.11.  Persons Deemed Owners.  Prior to due presentment of a Certificate for registration of transfer, the Company and the Agent, and any agent of the Company or the Agent, may treat the Person in whose name such Certificate is registered as the owner of the Units evidenced thereby, for the purpose of receiving distributions on the Preferred Securities, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any such distributions constituting a part of the Units evidenced thereby shall be overdue and notwithstanding any notice to the contrary, and neither the Company nor the Agent, nor any agent of the Company or the Agent, shall be affected by notice to the contrary.

    Notwithstanding the foregoing, with respect to any Global Certificate, nothing herein shall prevent the Company, the Agent or any agent of the Company or the Agent, from giving effect to any written certification, proxy or other authorization furnished by any Clearing Agency (or its nominee), as a Holder, with respect to such Global Certificate or impair, as between such Clearing Agency and owners of beneficial interests in such Global Certificate, the operation of customary practices governing the exercise of rights of such Clearing Agency (or its nominee) as Holder of such Global Certificate.

    Section 3.12.  Cancellation.  All Certificates surrendered (i) for delivery of shares of Common Stock on or after any Settlement Date; (ii) upon the transfer of Preferred Securities, the appropriate Treasury Consideration or Treasury Securities, as the case may be, after the occurrence of a Termination Event; (iii) upon the registration of a transfer or exchange of a Unit shall, if surrendered to any Person other than the Agent, be delivered to the Agent and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon Issuer Order, be promptly cancelled by the Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates held by the Agent shall be disposed of by the Agent in accordance with its customary procedures.

    If the Company or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is delivered to the Agent cancelled or for cancellation.

    Section 3.13.  Establishment of Stripped Units.  A Holder may separate the Pledged Preferred Securities or Treasury Consideration, as applicable, from the related Purchase Contracts in respect of the Normal Units held by such Holder by substituting for such Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be, Treasury Securities as set forth below (a "Collateral Substitution"), at any time from and after the date of this Agreement and on or prior to the second Business Day immediately preceding the Stock Purchase Date. To effect a Collateral Substitution, a Holder should (a) deposit with the Collateral Agent Treasury Securities having an aggregate principal amount equal to the aggregate Stated Amount of such Normal Units, and (b) transfer the related Normal Units to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit D hereto, stating that the Holder has transferred the relevant amount of Treasury Securities to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Preferred Securities or Pledged Treasury Consideration, as the case may be, underlying such Normal Units, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C hereto. Notwithstanding the foregoing, a Holder may not separate the Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be, from the related Purchase Contracts in respect of the Normal Units held by such Holder after the fifth Business Day before the

Remarketing Date or any Subsequent Remarketing Date. Upon receipt of the Treasury Securities described in clause (a) above and the instruction described in clause (b) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Agent, on behalf of the Holder, such Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be, from the Pledge, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly:

       (i) cancel the related Normal Units;

      (ii) transfer the Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be, to the Holder; and

      (iii) authenticate, execute on behalf of such Holder and deliver a Stripped Units Certificate executed by the Company in accordance with Section 3.3 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Normal Units.

    Holders who elect to separate the Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be, from the related Purchase Contract and to substitute Treasury Securities for such Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be, shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and the Company shall not be responsible for any such fees or expenses.

    Holders may make Collateral Substitutions (i) if Treasury Securities are being substituted for Pledged Preferred Securities, only in integral multiples of 20 Normal Units, or (ii) if the Collateral Substitutions occur after the Remarketing Date or any Subsequent Remarketing Date, as the case may be, only in integral multiples of Normal Units such that the Treasury Securities to be deposited and the Treasury Consideration to be released are in integral multiples of $1,000.

    In the event a Holder making a Collateral Substitution pursuant to this Section 3.13 fails to effect a book-entry transfer of the Normal Units or fails to deliver a Normal Units Certificate to the Agent after depositing Treasury Securities with the Collateral Agent, the Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be, constituting a part of such Normal Units, and any distributions on such Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be, shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until such Normal Units are so transferred or the Normal Units Certificate is so delivered, as the case may be, or, with respect to a Normal Units Certificate, such Holder provides evidence satisfactory to the Company and the Agent that such Normal Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

    Except as described in this Section 3.13, for so long as the Purchase Contract underlying a Normal Unit remains in effect, such Normal Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Normal Unit in respect of the Preferred Security or the appropriate Treasury Consideration, as the case may be, and the Purchase Contract comprising such Normal Unit may be acquired, and may be transferred and exchanged, only as a Normal Unit.

    Section 3.14.  Reestablishment of Normal Units.  A Holder of Stripped Units may reestablish Normal Units at any time (i) on or prior to the fifth Business Day immediately preceding the Stock Purchase Date, if a Tax Event Redemption has not occurred, and (ii) on or prior to the second Business Day immediately preceding the Stock Purchase Date, if a Tax Event Redemption has occurred, in each case, by (a) depositing with the Collateral Agent the Preferred Securities or the appropriate Treasury Consideration (and identified by reference to the Treasury Consideration then comprising Normal Units), as the case may be, then comprising such number of Normal Units as is equal to such Stripped Units and (b) transferring such Stripped Units to the Agent accompanied by a notice to the Agent, substantially in the form of Exhibit D hereto, stating that the Holder has transferred the relevant amount of Preferred Securities or the appropriate Treasury Consideration, as the case may be, to the Collateral Agent and requesting that the Agent instruct the Collateral Agent to release the Pledged Treasury Securities underlying such Stripped Unit, whereupon the Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C hereto. Notwithstanding the foregoing, a Holder may not reestablish Normal Units during the period beginning on the fourth Business Day prior to the Remarketing Date or any Subsequent Remarketing Date, as the case may be, and ending at 5:00 p.m., New York City time, on the third Business Day following such dates. Upon receipt of the Preferred Securities or the appropriate Treasury Consideration, as the case may be, described in clause (a) above and the instruction described in clause (b) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will release to the Agent, on behalf of the Holder, such Pledged Treasury Securities from the Pledge, free and clear of the Company's security interest therein, and upon receipt thereof the Agent shall promptly:

       (i) cancel the related Stripped Units;

      (ii) transfer the Pledged Treasury Securities to the Holder; and

      (iii) authenticate, execute on behalf of such Holder and deliver a Normal Units Certificate executed by the Company in accordance with Section 3.3 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Stripped Units.

    Holders of Stripped Units may reestablish Normal Units (i) only in integral multiples of 20 Stripped Units for 20 Normal Units or (ii) if the reestablishment occurs after a Tax Event Redemption has occurred or after the Remarketing Date or any Subsequent Remarketing Date, only in integral multiples of Stripped Units such that the Treasury Consideration to be deposited and the Treasury Securities to be released are in integral multiples of $1,000.

    Except as provided in this Section 3.14, for so long as the Purchase Contract underlying a Stripped Unit remains in effect, such Stripped Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Stripped Unit in respect of the Treasury Security and Purchase Contract comprising such Stripped Unit may be acquired, and may be transferred and exchanged, only as a Stripped Unit.

    Section 3.15.  Transfer of Collateral upon Occurrence of Termination Event.  Upon the occurrence of a Termination Event and the transfer to the Agent of the Preferred Securities, the appropriate Treasury Consideration or the Treasury Securities, as the case may be, underlying the Normal Units and the Stripped Units pursuant to the terms of the Pledge Agreement, the Agent shall request transfer instructions with respect to the Preferred Securities, the appropriate Treasury Consideration or the Treasury Securities, as the case may be, from each Holder by written request mailed to such Holder at its address as it appears in the Normal Units Register or the Stripped Units Register, as the case may be. Upon book-entry transfer of the Normal Units or Stripped Units or delivery of a Normal Units Certificate or Stripped Units Certificate to the Agent with such transfer instructions, the Agent shall transfer the Preferred Securities, the appropriate Treasury Consideration or the Treasury Securities, as the case may be, underlying such Normal Units or Stripped Units, as the case may be, to such Holder by book-entry transfer, or other appropriate procedures, in accordance with such instructions. In the event a Holder of Normal Units or Stripped Units fails to effect such transfer or delivery, the Preferred Securities, the appropriate Treasury Consideration or the Treasury Securities, as the case may be, underlying such Normal Units or Stripped Units, as the case may be, and any distributions thereon, shall be held in the name of the Agent or its nominee in trust for the benefit of such Holder, until such Normal Units or Stripped Units are transferred or the Normal Units Certificate or Stripped Units Certificate is surrendered or such Holder provides satisfactory evidence that such Normal Units Certificate or Stripped Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Agent and the Company.

    Section 3.16.  No Consent to Assumption.  Each Holder of a Unit, by acceptance thereof, shall be deemed expressly to have withheld any consent to the assumption under Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by the Company, any receiver, liquidator or person or entity performing similar functions or its trustee in the event that the Company becomes the debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.

    Section 3.17  CUSIP Numbers.  The Trust in issuing the Preferred Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to holders of the Preferred Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Preferred Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Preferred Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

ARTICLE IV
THE PREFERRED SECURITIES

    Section 4.1.  Payment of Distributions; Rights to Distributions Preserved; Notice.  A distribution on any Preferred Security or a payment on any Treasury Consideration, as the case may be, which is paid on any Payment Date shall, subject to receipt thereof by the Agent from the Collateral Agent as provided by the terms of the Pledge Agreement, be paid to the Person in whose name the Normal Units Certificate (or one or more Predecessor Normal Units Certificates) of which such Preferred Security or the appropriate Treasury Consideration, as the case may be, is a part is registered at the close of business on the Record Date for such Payment Date.

    Each Normal Units Certificate evidencing Preferred Securities delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Normal Units Certificate shall carry the rights to distributions accumulated and unpaid, and to accumulate distributions, which were carried by the Preferred Securities underlying such other Normal Units Certificate.

    In the case of any Normal Unit with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date, or with respect to which Merger Early Settlement of the underlying Purchase Contract is effected on a Merger Early Settlement Date, or with respect to which a Collateral Substitution is effected, in each case on a date that is after any Record Date and on or prior to the next succeeding Payment Date, distributions on the Preferred Security or payments on the appropriate Treasury Consideration, as the case may be, underlying such Normal Unit otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Early Settlement, Merger Early Settlement or Collateral Substitution, as the case may be, and such distributions shall, subject to receipt thereof by the Agent, be payable to the Person in whose name the Normal Units Certificate (or one or more Predecessor Normal Unit Certificates) was registered at the close of business on the Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Normal Unit with respect to which Early Settlement or Merger Early Settlement of the underlying Purchase Contract is effected, or with respect to which a Collateral Substitution has been effected, distributions on the related Preferred Securities or payments on the appropriate Treasury Consideration, as the case may be, that would otherwise be payable after the applicable Settlement Date or after such Collateral Substitution, as the case may be, shall not be payable hereunder to the Holder of such Normal Unit; provided, that to the extent that such Holder continues to hold the Separate Preferred Securities that formerly comprised a part of such Holder's Normal Units, such Holder shall be entitled to receive the distributions on such Separate Preferred Securities.

    Section 4.2.  Notice and Voting.  Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Preferred Securities but only to the extent instructed by the Holders as described below. Upon receipt of notice of any meeting at which holders of Preferred Securities are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Preferred Securities, the Agent shall, as soon as practicable thereafter, mail to the Holders of Normal Units a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Preferred Securities entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Pledged Preferred Securities underlying their Normal Units and (c) stating the manner in which such instructions may be given. Upon the written request of the Holders of Normal Units on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Pledged Preferred Securities as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Normal Unit, the Agent shall abstain from voting the Pledged Preferred Security underlying such Normal Unit. The Company hereby agrees, if applicable, to solicit Holders of Normal Units to timely instruct the Agent in order to enable the Agent to vote such Pledged Preferred Securities and the Trust shall covenant to such effect in the Declaration.

    Section 4.3.  Distribution of Senior Debentures.  Upon a voluntary or involuntary dissolution of the Trust in accordance with the Declaration, the Liquidation Distribution (as defined in the Declaration) shall be delivered to the Collateral Agent in exchange for the Pledged Preferred Securities. Thereafter, the applicable part of the Liquidation Distribution (as defined in the Declaration) will be substituted for the Pledged Preferred Securities, and will be held by the Collateral Agent in accordance with the terms of the Pledge Agreement to secure the obligations of each Holder of Normal Units to purchase the Common Stock of the Company under the Purchase Contracts constituting a part of such Normal Units. The remaining portion of the Liquidation Distribution shall be distributed to the Holders of Separate Preferred Securities (as defined in the Pledge Agreement). Following a voluntary or involuntary dissolution of the Trust, the Holders and the Collateral Agent shall have such security interests, rights and obligations with respect to the Liquidation Distribution as the Holders and the Collateral Agent had in respect of the Pledged Preferred Securities as provided in Articles II, III, IV, V and VI of the Pledge Agreement, and, unless the context otherwise requires, any reference herein to the Preferred Securities or Pledged Preferred Securities shall be deemed to be a reference to such Senior Debentures. The Company may cause to be made in any Normal Units Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the liquidation of the Trust and the substitution of Senior Debentures for Preferred Securities as Collateral.

    Section 4.4.  Tax Event Redemption.  Upon the occurrence of a Tax Event Redemption prior to the Stock Purchase Date or any Remarketing Date, the Redemption Amount payable to the Agent on behalf of the Holders of Normal Units on the Redemption Date with respect to the Preferred Securities shall be delivered by the Agent to the Collateral Agent in exchange for the Pledged Preferred Securities. Pursuant to the terms of the Pledge Agreement, the Collateral Agent will apply an amount equal to the Redemption Amount to purchase on behalf of the Holders of Normal Units, on a pro rata basis, the Redemption Treasury Portfolio and promptly remit the remaining portion of such Redemption Amount, if any, to the Agent for payment to the Holders of such Normal Units on a pro rata basis. The Redemption Treasury Portfolio will be substituted for the Pledged Preferred Securities, and will be held by the Collateral Agent in accordance with the terms of the Pledge Agreement to secure the obligation of each Holder of a Normal Unit to purchase the Common Stock of the Company under the Purchase Contract constituting a part of such Normal Unit. Following the occurrence of a Tax Event Redemption prior to the Stock Purchase Date or any Remarketing Date, the Holders of Normal Units and the Collateral Agent shall have such security interests, rights and obligations with respect to the Redemption Treasury Portfolio as the Holder of Normal Units and the Collateral Agent had in respect of the Preferred Securities subject to the Pledge thereof as provided in Articles II, III, IV, V, and VI of the Pledge Agreement, and any reference herein to the Preferred Securities shall be deemed to be reference to such Redemption Treasury Portfolio. The Company may cause to be made in any Normal Unit Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the liquidation of the Trust and the substitution of the Redemption Treasury Portfolio for Preferred Securities as collateral.

    Section 4.5  Consent to Treatment for Tax Purposes.  Each Holder of a Unit, by its acceptance thereof, covenants and agrees to treat itself as the owner, for United States federal, state and local income and franchise tax purposes, of (i) the related Preferred Securities or the appropriate Treasury Consideration, in the case of the Normal Units, or (ii) the Treasury Securities, in the case of the Stripped Units. Each Holder of Normal Units, by its acceptance thereof, further covenants and agrees to treat the Preferred Securities as indebtedness of the Company for United States federal, state and local income and franchise tax purposes.

ARTICLE V
THE PURCHASE CONTRACTS; THE REMARKETING

    Section 5.1.  Purchase of Shares of Common Stock.  Each Purchase Contract shall, unless an Early Settlement has occurred in accordance with Section 5.7, or a Merger Early Settlement has occurred in accordance with Section 5.8, obligate the Holder of the related Unit to purchase, and the Company to sell, on the Stock Purchase Date at a price equal to $50 (the "Purchase Price"), a number of newly issued shares of Common Stock equal to the Settlement Rate unless, on or prior to the Stock Purchase Date, there shall have occurred a Termination Event with respect to the Unit of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Average Trading Price (as defined below) is equal to or greater than $38.88 (the "Threshold Appreciation Price"), 1.2860 shares of Common Stock per Purchase Contract, (b) if the Average Trading Price is less than the Threshold Appreciation Price, but is greater than $31.87, the number of shares of Common Stock per Purchase Contract equal to the Stated Amount of the related Unit divided by the Average Trading Price and (c) if the Average Trading Price is less than $31.87, 1.5689 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in Section 5.4 (and in each case rounded upward or downward to the nearest 1/10,000th of a share). As provided in Section 5.10, no fractional shares of Common Stock will be issued upon settlement of Purchase Contracts.

    The "Average Trading Price" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Stock Purchase Date. The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

    Each Holder of a Unit, by its acceptance thereof, irrevocably authorizes the Agent to enter into and perform the related Purchase Contract on its behalf as its attorney-in-fact (including the execution of Certificates on behalf of such Holder), agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, and consents to the provisions hereof, irrevocably authorizes the Agent as its attorney-in-fact to enter into and perform the Pledge Agreement on its behalf as its attorney-in-fact, and consents to and agrees to be bound by the Pledge of the Preferred Securities, the appropriate Treasury Consideration or the Treasury Securities pursuant to the Pledge Agreement; provided that upon a Termination Event, the rights of the Holder of such Unit under the Purchase Contract may be enforced without regard to any other rights or obligations. Each Holder of a Unit, by its acceptance thereof, further covenants and agrees, that, to the extent and in the manner provided in Section 5.2 and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Preferred Securities, the appropriate Treasury Consideration or the Treasury Securities to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, shall be paid on the Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract.

    Upon registration of transfer of a Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee) under the terms of this Agreement, the Purchase Contracts underlying such Certificate and the Pledge Agreement, and the transferor shall be released from the obligations under this Agreement, the Purchase Contracts underlying the Certificates so transferred and the Pledge Agreement. The Company covenants and agrees, and each Holder of a Certificate, by its acceptance thereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

    Section 5.2.  Payment of Purchase Price; Remarketing.  (a)   Unless a Tax Event Redemption, Termination Event, Early Settlement or Merger Early Settlement has occurred, the settlement of the Purchase Contract underlying a Unit will be made in accordance with this Section 5.2.

      (b)(i)The Company shall engage a nationally recognized investment bank (the "Remarketing Agent") pursuant to the Remarketing Agreement (substantially in the form attached hereto as Exhibit E, with such changes and modifications as the parties thereto may agree on) to sell the Preferred Securities of Holders of Normal Units, other than Holders that have elected not to participate in the remarketing pursuant to (iv) below, and holders of Separate Preferred Securities that have elected to participate in the remarketing pursuant to (iv) below and the procedures set forth in Section 4.5(c) of the Pledge Agreement. On the seventh Business Day prior to September 16, 2004, the Agent shall give Holders of Normal Units and holders of Separate Preferred Securities notice of remarketing in The Wall Street Journal, or if such publication ceases to publish notices of such type, or if it is otherwise impractical to publish such notice therein, in such other daily newspaper of general circulation in The City of New York, published in the English language, as the Company may reasonably determine, including the specific U.S. Treasury security or securities (including the CUSIP number and/or the principal terms of such Treasury security or securities), described in clause (iv) below, that must be delivered by Holders of Normal Units that elect not to participate in the remarketing pursuant to (iv) below, no later than 10:00 a.m., New York City time, on the Remarketing Date. The Agent shall notify the Remarketing Agent and the Collateral Agent of the aggregate number of Preferred Securities of Normal Unit Holders to be remarketed no later than 10:00 a.m., New York City time, on the Remarketing Date. On the Remarketing Date, no later than 10:00 a.m., New York City time, pursuant to the terms of the Pledge Agreement, the Custodial Agent will notify the Remarketing Agent of the aggregate number of Separate Preferred Securities to be remarketed. No later than 10:00 a.m., New York City time, on the Remarketing Date, the Collateral Agent and the Custodial Agent, pursuant to the terms of the Pledge Agreement, will deliver for remarketing to the Remarketing Agent all Preferred Securities to be remarketed. The Remarketing Agent will use the proceeds from a successful remarketing to purchase the appropriate U.S. Treasury securities (the "Agent-purchased Security Treasury Consideration") described in clauses (i)(1) and (ii)(1) of the definition of Remarketing Value in respect of the Preferred Securities of Holders of Normal Units

  that were remarketed. On or prior to the third Business Day following the Remarketing Date, the Remarketing Agent shall deliver such Agent-purchased Treasury Consideration to the Agent, which shall thereupon deliver such Agent-purchased Treasury Consideration to the Collateral Agent. The Collateral Agent, for the benefit of the Company, will thereupon apply such Agent-purchased Treasury Consideration, in accordance with the Pledge Agreement, to secure such Holders' obligations under the Purchase Contracts. The Remarketing Agent will deduct as a remarketing fee an amount not exceeding 25 basis points (.25%) of the total proceeds from the remarketing. The Remarketing Agent will remit (1) the portion of the proceeds from the remarketing attributable to the Separate Preferred Securities to the holders of Separate Preferred Securities that were remarketed and (2) the remaining portion of the proceeds, less those proceeds used to purchase the Agent-purchased Treasury Consideration, to the Agent for the benefit of the Holders of the Normal Units that were remarketed, all determined on a pro rata basis, in each case, on or prior to the third Business Day following the Remarketing Date. Holders whose Preferred Securities are so remarketed will not otherwise be responsible for the payment of any Remarketing Fee in connection therewith.

    The "Remarketing Value" means the sum of (i) the value at the Remarketing Date or the Subsequent Remarketing Date, as the case may be, of U.S. Treasury securities that will pay, on or prior to the Quarterly Payment Date falling on the Stock Purchase Date, an amount of cash equal to the aggregate distributions that are scheduled to be payable on that Quarterly Payment Date, on (1) the Preferred Securities which are included in Normal Units and (2) no distribution payment on the Preferred Securities will then have been deferred and the distribution rate on the Preferred Securities is equal to the Coupon Rate, and (ii) the value at the Remarketing Date or the Subsequent Remarketing Date, as the case may be, of U.S. Treasury securities that will pay, on or prior to the Stock Purchase Date, an amount of cash equal to the Stated Amount of (1) such Preferred Securities that are included in Normal Units and (2) the Separate Preferred Securities, in each case, which are participating in the remarketing; provided that for purposes of clauses (i) and (ii), above, the Remarketing Value shall be calculated on the assumptions that the U.S. Treasury securities are highly liquid and mature on or within 35 days prior to the Stock Purchase Date, as determined in good faith by the Remarketing Agent in a manner intended to minimize the Remarketing Value, and the U.S. Treasury securities are valued based on the ask-side price of the Treasury securities at a time between 9:00 a.m. and 11:00 a.m., New York City time, selected by the Remarketing Agent, on the Remarketing Date or Subsequent Remarketing Date, as the case may be, as determined on a third-day settlement basis by a reasonable and customary means selected in good faith by the Remarketing Agent, plus accrued interest to that date.

      (ii) If, in spite of using its commercially reasonable best efforts, the Remarketing Agent cannot remarket the Preferred Securities included in the remarketing at a price equal to at least 100.5% of the Remarketing Value, the remarketing will be deemed to have failed (a "Failed Remarketing"). If the Remarketing Agent cannot remarket the Preferred Securities on the Remarketing Date, the Remarketing Agent shall use its commercially reasonable best efforts to attempt to remarket Preferred Securities on each of the two Business Days immediately following the Remarketing Date and, if necessary, on each of the three Business Days immediately preceding November 1, 2004, and if necessary, on each of the three Business Days immediately preceding the Stock Purchase Date in accordance with the remarketing procedures described in this Section 5.2(b) and the Pledge Agreement. Any Subsequent Remarketing shall be conducted in accordance with the dates and procedures set forth in this Section 5.2(b) and the Remarketing Agreement, provided that (i) the notice of any Subsequent Remarketing cannot be given until the Failed Remarketing notice (referred to below) has been published in respect of any immediately preceding Failed Remarketing and (ii) the settlement date in respect of any Subsequent Remarketing must fall no later than on the Business Day immediately preceding the Stock Purchase Date. If by the Stock Purchase Date the Remarketing Agent has failed to remarket the Preferred Securities at 100.5% of the Remarketing Value, in accordance with the terms of the Pledge Agreement, the Collateral Agent, for the benefit of the Company, may exercise its rights as a secured party with respect to such Preferred Securities, including those actions specified in (b)(iii) below; provided, that if upon a Failed Remarketing the Collateral Agent exercises such rights for the benefit of the Company with respect to such Preferred Securities, any accumulated and unpaid distributions on such Preferred Securities will become payable by the Company to the Agent for payment to the Holder of the Normal Units to which such Preferred Securities relates. Such payment will be made by the Company on or prior to 11:00 a.m., New York City time, on the Stock Purchase Date in lawful money of the United States by certified or cashiers' check or wire transfer in immediately available funds payable to or upon the order of the Agent. The Company will cause a notice of any Failed Remarketing to be published on the second Business Day following any Failed Remarketing in The Wall Street Journal, or if such publication ceases to publish notices of such type or if it is otherwise impractical to publish such notice therein, in such other daily newspaper of general circulation in The City of New York, published in the English language, as the Company may reasonably determine.

  (iii)
  With respect to any Preferred Securities which constitute part of Normal Units which are subject to a Failed Remarketing, the Collateral Agent for the benefit of the Company reserves all of its rights as a secured party with respect thereto and, subject to applicable law and paragraph (e) below, may, among other things, (x) retain such Trust Preferred Securities in full satisfaction of the Holders' obligations under the Purchase Contracts or (y) sell such Trust Preferred Securities in one or more public or private sales.

  (iv)
  A Holder of Normal Units may elect not to participate in the remarketing and retain the Preferred Securities underlying such Units by notifying the Agent of such election and delivering the specific U.S. Treasury security or securities (including the CUSIP number and/or the principal terms of such security or securities) identified by the Agent that constitute the U.S. Treasury securities described in clauses (i) and (ii) of the definition of Remarketing Value relating to the retained Preferred Securities (as if only such Preferred Securities were being remarketed) (the "Opt-out Treasury Consideration") to the Agent not later than 10:00 a.m. on the fourth Business Day prior to September 16, 2004 (or, in the case of a Failed Remarketing, not later than 10:00 a.m. on the Business Day immediately prior to the Subsequent Remarketing Date). Upon receipt thereof by the Agent, the Agent shall deliver such Opt-out Treasury Consideration to the Collateral Agent, which will, for the benefit of the Company, thereupon apply such Opt-out Treasury Consideration to secure such Holder's obligations under the Purchase Contracts. On the fourth Business Day immediately preceding

    September 16, 2004, the Collateral Agent, pursuant to the terms of the Pledge Agreement, will deliver the Pledged Preferred Securities of such Holder to the Agent. Within three Business Days following the Remarketing Date, (i) if the remarketing was successful, the Agent shall distribute such Preferred Securities to the Holders thereof, and (ii) if there was a Failed Remarketing on such date, the Agent will deliver such Preferred Securities to the Collateral Agent, which will, for the benefit of the Company, thereupon apply such Preferred Securities to secure such Holders' obligations under the Purchase Contract and return the Opt-out Treasury Consideration delivered by such Holders to such Holders. A Holder that does not so deliver the Opt-out Treasury Consideration pursuant to this clause (iv) shall be deemed to have elected to participate in the remarketing. Pursuant to the procedures set forth in Section 4.5(c) of the Pledge Agreement, a Holder of Separate Preferred Securities, on or prior to the fifth Business Day immediately preceding September 16, 2004, but no earlier than the Payment Date immediately preceding September 16, 2004, may elect to have its Separate Preferred Securities remarketed by delivering the Separate Preferred Securities, together with a notice of such election, to the Custodial Agent.

  (c)
  Upon the maturity of the Pledged Treasury Securities underlying the Stripped Units and the Pledged Treasury Consideration underlying the Normal Units, on the Stock Purchase Date, the Collateral Agent shall remit to the Company an amount equal to the aggregate Purchase Price applicable to such Units, as payment for the Common Stock issuable upon settlement thereof without receiving any instructions from the Holders of such Units. In the event the payments in respect of the Pledged Treasury Securities or the Pledged Treasury Consideration, underlying a Unit is in excess of the Purchase Price of the Purchase Contract being settled thereby, the Collateral Agent will distribute such excess to the Agent for the benefit of the Holder of such Unit when received.

  (d)
  Any distribution to Holders of excess funds and interest described in paragraphs (b) and (c) above shall be payable at the office of the Agent in The City of New York maintained for that purpose or, at the option of the Holder or the holder of separate Preferred Securities, as applicable, by check mailed to the address of the Person entitled thereto at such address as it appears on the Register or by wire transfer to an account specified by the Holder or the holder of separate Preferred Securities, as applicable.

  (e)
  The obligations of each Holder to pay the Purchase Price are non-recourse obligations and except to the extent paid by Early Settlement or Merger Early Settlement, are payable solely out of the proceeds of any Collateral pledged to secure the obligations of the Holders and in no event will Holders be liable for any deficiency between such payments and the Purchase Price.

  (f)
  Notwithstanding anything to the contrary herein, the Company shall not be obligated to issue any Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder of the related Unit unless the Company shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder by such Holder in the manner herein set forth.

    Section 5.3.  Issuance of Shares of Common Stock.  Unless a Termination Event shall have occurred on or prior to the Stock Purchase Date or an Early Settlement or a Merger Early Settlement shall have occurred, on the Stock Purchase Date, upon its receipt of payment in full of the Purchase Price for the shares of Common Stock purchased by the Holders pursuant to the foregoing provisions of this Article and subject to Section 5.4(b), the Company shall issue and deposit with the Agent, for the benefit of the Holders of the Outstanding Units, one or more certificates representing the newly issued shares of Common Stock registered in the name of the Agent (or its nominee) as custodian for the Holders (such certificates for shares of Common Stock, together with any dividends or distributions for which a record date and payment date for such dividend or distribution has occurred after the Stock Purchase Date, being hereinafter referred to as the "Purchase Contract Settlement Fund") to which the Holders are entitled hereunder. Subject to the foregoing, upon surrender of a Certificate to the Agent on or after the Stock Purchase Date, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Common Stock which such Holder is entitled to receive pursuant to the provisions of this Article V (after taking into account all Units then held by such Holder) together with cash in lieu of fractional shares as provided in Section 5.10 and any dividends or distributions with respect to such shares constituting part of the Purchase Contract Settlement Fund, but without any interest thereon, and the Certificate so surrendered shall forthwith be cancelled. Such shares shall be registered in the name of the Holder or the Holder's designee as specified in the settlement instructions provided by the Holder to the Agent. If any shares of Common Stock issued in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Certificate evidencing such Purchase Contract is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of such Certificate or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

    Section 5.4.  Adjustment of Settlement Rate.  (a) Adjustments for Dividends, Distributions, Stock Splits, Spin-Offs, Etc. (1) In case the Company shall pay or make a dividend or other distribution on the Common Stock in Common Stock, the Settlement Rate, as in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by dividing such Settlement Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at the time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

      (2) In case the Company shall issue rights, options or warrants to all holders of its Common Stock (not being available on an equivalent basis to Holders of the Units upon settlement of the Purchase Contracts underlying such Units) entitling them, for a period expiring within 45 days after the record date for the determination of stockholders entitled to receive such rights, options or warrants, to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than pursuant to a dividend reinvestment plan), the Settlement Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Settlement Rate by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any such rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

      (3) In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

      (4) (i) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in paragraph (2) of this Section, any dividend or distribution paid exclusively in cash, any distribution of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of a Spin-Off referred to in clause (ii) of this paragraph and any dividend or distribution referred to in paragraph (1) of this Section), the Settlement Rate shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Agent) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator of which shall be such Current Market Price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. In any case in which this paragraph (4) is applicable, paragraph (2) of this Section shall not be applicable.

  (ii)
  In the case of a Spin-Off, the Settlement Rate in effect immediately before the close of business on the record date fixed for determination of stockholders entitled to receive that distribution will be increased by multiplying the Settlement Rate by a fraction, the numerator of which is the Current Market Price per share of the Common Stock plus the Fair Market Value of the portion of those shares of Capital Stock or similar equity interests so distributed applicable to one share of Common Stock and the denominator of which is the Current Market Price per share of the Common Stock. Any adjustment to the settlement rate under this paragraph 4(ii) will be determined at the earlier of (1) the tenth Trading Day from, and including, the effective date of the Spin-Off and (2) the date of the Initial Public Offering of the securities subject of the Spin-Off, if that Initial Public Offering is effected simultaneously with the Spin-Off, and shall be given retroactive effect to the opening of business on the day following the date fixed for determination of stockholders entitled to receive the Spin-Off Distribution.

      (5) In case the Company shall, (i) by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed in a Reorganization Event to which Section 5.4(b) applies or as part of a distribution referred to in paragraph (4) of this Section) in an aggregate amount that, combined together with (ii) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) or paragraph (6) of this Section has been made and (iii) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender or exchange offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of the distribution described in clause (i) above and in respect of which no adjustment pursuant to this paragraph (5) or paragraph (6) of this Section has been made, exceeds 15% of the product of the Current Market Price per share of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, the Settlement Rate shall be increased so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (i) the numerator of which shall be equal to the Current Market Price per share of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the combined amount distributed or payable in the transactions described in clauses (i), (ii) and (iii) above and (y) the number of shares of Common Stock outstanding on such date for determination and (ii) the denominator of which shall be equal to the Current Market Price per share of the Common Stock on such date for determination.

      (6) In case (i) a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (ii) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer, by the Company or any subsidiary of the Company for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section or this paragraph (6) has been made and (iii) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section or this paragraph (6) has been made, exceeds 15% of the product of the Current Market Price per share of the Common Stock as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Settlement Rate shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate immediately prior to the close of business on the date of the Expiration Time by a fraction (i) the numerator of which shall be equal to (a) the product of (i) the Current Market Price per share of the Common Stock on the date of the Expiration Time and (ii) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time less (b) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the transactions described in clauses (i), (ii) and (iii) above (assuming in the case of clause (i) the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares), and (ii) the denominator of which shall be equal to the product of (a) the Current Market Price per share of the Common Stock as of the Expiration Time and (b) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares").

      (7) The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a Reorganization Event to which Section 5.4(b) applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision, split or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or split becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of paragraph (3) of this Section).

      (8) "Current Market Price." The "Current Market Price" of the Common Stock means (a) on any day the average of the Sales Prices for the 5 consecutive Trading Days preceding the earlier of the day preceding the day in question and the day before the "ex date" with respect to the issuance or distribution requiring computation, (b) in the case of any Spin-Off that is effected simultaneously with an Initial Public Offering of the securities being distributed in the Spin-Off, the Sale Price of the Common Stock on the Trading Day on which the initial public offering price of the securities being distributed in the Spin-Off is determined, and (c) in the case of any other Spin-Off, the average of the Sale Prices of the Common Stock over the first 10 Trading Days after the effective date of such Spin-Off. For purposes of this paragraph, the term "ex date," when used with respect to any issuance or distribution, shall mean the first date on which the Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

      (9) All adjustments to the Settlement Rate shall be calculated to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest 1/10,000th of a share to the next lower 1/10,000th of a share). No adjustment in the Settlement Rate shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Settlement Rate pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of this Section 5.4(a), an adjustment shall also be made to the Average Trading Price solely to determine which of clauses (a), (b) or (c) of the definition of Settlement Rate in Section 5.1 will apply on the Stock Purchase Date. Such adjustment shall be made by multiplying the Average Trading Price by a fraction, the numerator of which shall be the Settlement Rate immediately after such adjustment pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of this Section 5.4(a) and the denominator of which shall be the Settlement Rate immediately before such adjustment; provided, that if such adjustment to the Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (1), (2), (3), (4), (5), (7) or (10) of this Section 5.4(a) during the period taken into consideration for determining the Average Trading Price, appropriate and customary adjustments shall be made to the Settlement Rate.

      (10) The Company may make such increases in the Settlement Rate, in addition to those required by this Section, as it considers to be advisable in order to avoid or diminish the effect of any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons.

      (b) Adjustment for Consolidation, Merger or Other Reorganization Event. In the event of (i) any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation), (ii) any sale, transfer, lease or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety, (iii) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition) or (iv) any liquidation, dissolution or winding up of the Company other than as a result of or after the occurrence of a Termination Event (any such event, a "Reorganization Event") each share of Common Stock covered by each Purchase Contract forming a part of a Unit immediately prior to such Reorganization Event shall, after such Reorganization Event, be converted for purposes of the Purchase Contract into the kind and amount of securities, cash and other property receivable in such Reorganization Event (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the Stock Purchase Date) per share of Common Stock by a holder of Common Stock that (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a "Constituent Person"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates of the Company and non-Affiliates, and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). On the Stock Purchase Date, the Settlement Rate then in effect will be applied to the value on the Stock Purchase Date of such securities, cash or other property.

  The Company covenants to and agrees with the Holders that it shall not cause or permit to occur any Reorganization Event and no Reorganization Event shall become effective unless and until the Person formed by such consolidation, merger, or exchange or the Person which acquires the assets of the Company or, in the event of a liquidation or dissolution of the Company, the Company or a liquidating trust created in connection therewith, shall execute and deliver to the Agent an agreement supplemental hereto providing that the Holder of each Outstanding Unit shall have the rights provided by this Section 5.4. Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The above provisions of this Section shall similarly apply to successive Reorganization Events.

    Section 5.5.  Notice of Adjustments and Certain Other Events.  (a) Whenever the Settlement Rate is adjusted as herein provided, the Company shall:

  (i)
  forthwith compute the Settlement Rate in accordance with Section 5.4 and prepare and transmit to the Agent an Officer's Certificate setting forth the Settlement Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

  (ii)
  within 10 Business Days following the occurrence of an event that requires an adjustment to the Settlement Rate pursuant to Section 5.4 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide a written notice to the Holders of the Units of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Settlement Rate was determined and setting forth the adjusted Settlement Rate.

      (b) The Agent shall not at any time be under any duty or responsibility to any Holder of Units to determine whether any facts exist which may require any adjustment of the Settlement Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at the time be issued or delivered with respect to any Purchase Contract; and the Agent makes no representation with respect thereto. The Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to a Purchase Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

    Section 5.6.  Termination Event; Notice.  The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including the rights and obligations of Holders to purchase Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, the Normal Units shall thereafter represent the right to receive the Preferred Securities or the appropriate Treasury Consideration, as the case may be, forming a part of such Normal Units, and the Stripped Units shall thereafter represent the right to receive the Treasury Securities forming a part of such Stripped Units, in each case in accordance with the provisions of Section 4.3 of the Pledge Agreement. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Register.

    Section 5.7.  Early Settlement.  (a) Subject to and upon compliance with the provisions of this Section 5.7, Purchase Contracts underlying Units having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof may, at the option of the Holder thereof, be settled early ("Early Settlement") on or prior to the seventh Business Day immediately preceding December 16, 2004 or any Subsequent Remarketing Date; provided however, that if a Tax Event Redemption has occurred and the Treasury Consideration has become a component of the Normal Units, Purchase Contracts underlying Normal Units may be settled early, on or prior to the second Business Day immediately preceding the Stock Purchase Date, but only in an aggregate amount of $1,000 or in an integral multiple thereof. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts, the Holder of the Certificate evidencing the related Units shall deliver such Certificate to the Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment (payable to the Company in immediately available funds in an amount (the "Early Settlement Amount") equal to the product of (a) the Stated Amount of such Units times (b) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement. No payment or adjustment shall be made upon Early Settlement of any Purchase Contract on account of dividends on the Common Stock issued upon such Early Settlement. If the foregoing requirements are first satisfied with respect to Purchase Contracts underlying any Unit at or prior to 5:00 p.m., New York City time, on a Business Day, such day shall be the "Early Settlement Date" with respect to such Unit and if such requirements are first satisfied after 5:00 p.m., New York City time, on a Business Day or on a day that is not a Business Day, the "Early Settlement Date" with respect to such Units shall be the next succeeding Business Day.

      (b) Upon Early Settlement of any Purchase Contract by the Holder of the related Units, the Company shall issue, and the Holder shall be entitled to receive, 1.2860 shares of Common Stock on account of such Purchase Contract (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted. As promptly as practicable after Early Settlement of Purchase Contracts in accordance with the provisions of this Section 5.7, the Company shall issue and shall deliver to the Agent at the Corporate Trust Office a certificate or certificates for the full number of shares of Common Stock issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.10.

      (c) No later than the third Business Day after the applicable Early Settlement Date the Company shall cause (i) the shares of Common Stock issuable upon Early Settlement of Purchase Contracts to be issued and delivered, and (ii) the related Pledged Preferred Securities or Pledged Treasury Consideration, in the case of Normal Units, or the related Pledged Treasury Securities, in the case of Stripped Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Agent for delivery to the Holder thereof or the Holder's designee.

      (d) Upon Early Settlement of any Purchase Contracts, and subject to receipt of shares of Common Stock from the Company and the Pledged Preferred Securities, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, from the Collateral Agent, as applicable, the Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Units, (i) transfer to the Holder the Pledged Preferred Securities, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, forming a part of such Units, and (ii) deliver to the Holder a certificate or certificates for the full number of shares of Common Stock issuable upon such Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.10.

      (e) In the event that Early Settlement is effected with respect to Purchase Contracts underlying less than all the Units evidenced by a Certificate, upon such Early Settlement the

  Company shall execute and the Agent shall authenticate, countersign and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Units as to which Early Settlement was not effected.

    Section 5.8.  Early Settlement Upon Merger.  (a) In the event of a merger or consolidation of the Company of the type described in clause (i) of Section 5.4(b) in which the Common Stock outstanding immediately prior to such merger or consolidation is exchanged for consideration consisting of at least 30% cash or cash equivalents (any such event a "Cash Merger"), then the Company (or the successor to the Company hereunder) shall be required to offer the Holder of each Unit the right to settle the Purchase Contract underlying such Unit prior to the Stock Purchase Date ("Merger Early Settlement") as provided herein. On or before the fifth Business Day after the consummation of a Cash Merger, the Company or, at the request and expense of the Company, the Agent, shall give all Holders notice of the occurrence of the Cash Merger and of the right of Merger Early Settlement arising as a result thereof. The Company shall also deliver a copy of such notice to the Agent and the Collateral Agent.

    Each such notice shall contain:

  (i)
  the date, which shall be not less than 20 nor more than 30 calendar days after the date of such notice, on which the Merger Early Settlement will be effected (the "Merger Early Settlement Date");

  (ii)
  the date, which shall be one Business Day prior to the Merger Early Settlement Date, by which the Merger Early Settlement right must be exercised;

  (iii)
  the Settlement Rate in effect as a result of such Cash Merger and the kind and amount of securities, cash and other property receivable by the Holder upon settlement of each Purchase Contract pursuant to Section 5.4(b);

  (iv)
  a statement to the effect that all or a portion of the Purchase Price payable by the Holder to settle the Purchase Contract will be offset against the amount of cash so receivable upon exercise of Merger Early Settlement, as applicable; and

  (v)
  the instructions a Holder must follow to exercise the Merger Early Settlement right.

      (b) To exercise a Merger Early Settlement right, a Holder shall deliver to the Agent at the Corporate Trust Office on or before 5:00 p.m., New York City time, on the date specified in the notice the Certificate(s) evidencing the Units with respect to which the Merger Early Settlement right is being exercised duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment (payable to the Company in immediately available funds in an amount equal to the Early Settlement Amount less the amount of cash that otherwise would be deliverable by the Company or its successor upon settlement of the Purchase Contract in lieu of Common Stock pursuant to Section 5.4(b) and as described in the notice to Holders (the "Merger Early Settlement Amount").

      (c) On the Merger Early Settlement Date, the Company shall deliver or cause to be delivered (i) the net cash, securities and other property to be received by such exercising Holder, equal to the Settlement Rate as adjusted pursuant to Section 5.4, in respect of the number of Purchase Contracts for which such Merger Early Settlement right was exercised, and (ii) the related Pledged Preferred Securities or Pledged Treasury Consideration, in the case of Normal Units, or Pledged Treasury Securities, in the case of Stripped Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Agent for delivery to the Holder thereof or its designee. In the event a Merger Early Settlement right shall be exercised by a Holder in accordance with the terms hereof, all references herein to Stock Purchase Date shall be deemed to refer to such Merger Early Settlement Date.

      (d) Upon Merger Early Settlement of any Purchase Contracts, and subject to receipt of such net cash, securities or other property from the Company and the Pledged Preferred Securities, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, from the Collateral Agent, as applicable, the Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related Units, (i) transfer to the Holder the Pledged Preferred Securities, Pledged Treasury Consideration or Pledged Treasury Securities, as the case may be, forming a part of such Units, and (ii) deliver to the Holder such net cash, securities or other property issuable upon such Merger Early Settlement together with payment in lieu of any fraction of a share, as provided in Section 5.10.

      (e) In the event that Merger Early Settlement is effected with respect to Purchase Contracts underlying less than all the Units evidenced by a Certificate, upon such Merger Early Settlement the Company (or the successor to the Company hereunder) shall execute and the Agent shall authenticate, countersign and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Units as to which Merger Early Settlement was not effected.

    Section 5.9.  Charges and Taxes.  The Company will pay all stock transfer and similar taxes attributable to each issuance and delivery of the shares of Common Stock pursuant to the Purchase Contracts; provided, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing a Unit or any issuance of a share of Common Stock in a name other than that of the registered Holder of a Certificate surrendered in respect of the Units evidenced thereby, other than in the name of the Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates or Certificates unless and until the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

    Section 5.10.  No Fractional Shares.  No fractional shares or scrip or book-entry notations representing fractional shares of Common Stock shall be issued, delivered or recorded upon settlement on the Stock Purchase Date or upon Early Settlement or Merger Early Settlement of any Purchase Contracts. If Certificates evidencing more than one Purchase Contract shall be surrendered for settlement at one time by the same Holder, the number of full shares of Common Stock which shall be delivered upon settlement shall be computed on the basis of the aggregate number of Purchase Contract or Purchase Contracts evidenced by the Certificates so surrendered. Instead of any fractional share of Common Stock which would otherwise be deliverable upon settlement of any Purchase Contracts on the applicable Settlement Date or upon Early Settlement or Merger Early Settlement, the Company shall, through the Agent, make a cash payment to the Holder in respect of such fractional shares in an amount equal to the product of such fraction of a share times the Average Trading Price. The Company shall provide the Agent from time to time with sufficient funds to permit the Agent to make all cash payments required by this Section 5.10 on or prior to the applicable Settlement date.

ARTICLE VI
REMEDIES

    Section 6.1.  Unconditional Right of Holders to Purchase Common Stock.  The Holder of any Unit shall have the right, which is absolute and unconditional to purchase Common Stock pursuant to the Purchase Contract constituting a part of such Unit and to institute suit for the enforcement of any such right to purchase Common Stock, and such rights shall not be impaired without the consent of such Holder.

    Section 6.2.  Restoration of Rights and Remedies.  If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

    Section 6.3.  Rights and Remedies Cumulative.  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of Section 3.10, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

    Section 6.4.  Delay or Omission Not Waiver.  No delay or omission of any Holder to exercise any right or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

    Section 6.5.  Undertaking for Costs.  All parties to this Agreement agree, and each Holder of a Unit, by its acceptance of such Unit shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Agent for any action taken, suffered or omitted by it as Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, that the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Units, or to any suit instituted by any Holder for the enforcement of distributions on any Preferred Securities on or after the respective Payment Date therefor in respect of any Unit held by such Holder, or for enforcement of the right to purchase shares of Common Stock under the Purchase Contract constituting part of any Unit held by such Holder.

    Section 6.6.  Waiver of Stay or Extension Laws.  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE VII
THE AGENT

    Section 7.1.  Certain Duties and Responsibilities.  (a)(1) The Agent undertakes to perform, with respect to the Units and Separate Preferred Securities, such duties and only such duties as are specifically set forth in this Agreement and the Pledge Agreement, and no implied covenants or obligations shall be read into this Agreement against the Agent; and

      (2) in the absence of bad faith, willful misconduct or negligence on its part, the Agent may, with respect to the Units and Separate Preferred Securities, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Agent and conforming to the requirements of this Agreement, but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Agent, the Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

    (b) No provision of this Agreement shall be construed to relieve the Agent from liability for its own negligent action, its own negligent failure to act, its own bad faith, or its own willful misconduct, except that:

      (1) this paragraph shall not be construed to limit the effect of paragraph (a) of this Section;

      (2) the Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Agent was negligent in ascertaining the pertinent facts; and

      (3) no provision of this Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if adequate indemnity is not provided to it.

    (c) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Agent shall be subject to the provisions of this Section.

    (d) The Agent is authorized to execute and deliver the Pledge Agreement in its capacity as Agent.

    Section 7.2.  Notice of Default.  Within 90 days after the occurrence of any default by the Company hereunder of which a Responsible Officer of the Agent has actual knowledge, the Agent shall transmit by mail to the Company and the Holders of Units, as their names and addresses appear in the Register, notice of such default hereunder, unless such default shall have been cured or waived.

    Section 7.3.  Certain Rights of Agent.  Subject to the provisions of Section 7.1:

      (a) the Agent may, in absence of bad faith, conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

      (c) whenever in the administration of this Agreement the Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate of the Company;

      (d) the Agent may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

      (e) the Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Agent shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the books, records and premises of the Company, personally or by agent or attorney;

      (f)  the Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or an Affiliate of the Agent and the Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney or an Affiliate appointed with due care by it hereunder; and

      (g) the Agent shall not be deemed to have notice of any default unless a responsible officer of the Agent has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Agent at the Corporate Trust Office of the Agent, and such notice references the Units and this Agreement.

    Section 7.4.  Not Responsible for Recitals or Issuance of Units.  The recitals contained herein and in the Certificates shall be taken as the statements of the Company and the Agent assumes no responsibility for their accuracy. The Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Units, or of the Pledge Agreement or the Pledge. The Agent shall not be accountable for the use or application by the Company of the proceeds in respect of the Purchase Contracts.

    Section 7.5.  May Hold Units.  Any Registrar or any other agent of the Company, or the Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Units and may otherwise deal with the Company, the Collateral Agent or any other Person with the same rights it would have if it were not Registrar or such other agent, or the Agent.

    Section 7.6.  Money Held in Custody.  Money held by the Agent in custody hereunder need not be segregated from the Agent's other funds except to the extent required by law or provided herein. The Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

    Section 7.7.  Compensation and Reimbursement.  The Company agrees:

      (a) to pay to the Agent from time to time such compensation as shall be agreed to in writing for all services rendered by it hereunder;

      (b) except as otherwise expressly provided herein, to reimburse the Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Agent in accordance with any provision of this Agreement (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

      (c) to indemnify the Agent and any predecessor Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

    The provisions of this Section 7.7 shall survive the termination of this Agreement.

    Section 7.8.  Corporate Agent Required; Eligibility.  There shall at all times be an Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and having a Corporate Trust Office in the Borough of Manhattan, The City of New York, if

there be such a corporation, qualified and eligible under this Article and willing to act on reasonable terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

    Section 7.9.  Resignation and Removal; Appointment of Successor.  (a) No resignation or removal of the Agent and no appointment of a successor Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Agent in accordance with the applicable requirements of Section 7.10.

      (b) The Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Agent required by Section 7.10 shall not have been delivered to the Agent within 30 days after the giving of such notice of resignation, the resigning Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Agent.

      (c) The Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Units delivered to the Agent and the Company. If the instrument of acceptance by a successor Agent required by Section 7.10 shall not have been delivered to the Agent within 30 days from the effective date of the Agent's removal, the removed Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor agent.

      (d) If at any time (1) the Agent fails to comply with Section 310 (b) of the TIA, as if the Agent were an indenture trustee under an indenture qualified under the TIA, after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Unit for at least six months, or (2) the Agent shall cease to be eligible under Section 7.8 and shall fail to resign after written request therefor by the Company or by any such Holder, or (3) the Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Agent or of its property shall be appointed or any public officer shall take charge or control of the Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; then, in any such case, (x) the Company by a Board Resolution may remove the Agent, or (y) any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Agent and the appointment of a successor Agent.

      (e) If the Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Agent and shall comply with the applicable requirements of Section 7.10. If no successor Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Agent.

      (f)  The Company shall give, or shall cause such successor Agent to give, notice of each resignation and each removal of the Agent and each appointment of a successor Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Register. Each notice shall include the name of the successor Agent and the address of its Corporate Trust Office.

    Section 7.10.  Acceptance of Appointment by Successor.  (a) In case of the appointment hereunder of a successor Agent, every such successor Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Agent shall become effective and such successor Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Agent; but, on the request of the Company or the successor Agent, such retiring Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Agent all the rights, powers and trusts of the retiring Agent and shall duly assign, transfer and deliver to such successor Agent all property and money held by such retiring Agent hereunder.

      (b) Upon request of any such successor Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Agent all such rights, powers and agencies referred to in paragraph (a) of this Section.

      (c) No successor Agent shall accept its appointment unless at the time of such acceptance such successor Agent shall be qualified and eligible under this Article.

    Section 7.11.  Merger, Conversion, Consolidation or Succession to Business.  Any corporation into which the Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Agent, shall be the successor of the Agent hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Agent then in office, any successor by merger, conversion or consolidation to such Agent shall adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Agent had itself authenticated and executed such Units.

    Section 7.12.  Preservation of Information; Communications to Holders.  (a) The Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Agent in its capacity as Registrar.

      (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Agent, and furnish to the Agent reasonable proof that each such applicant has owned a Unit for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Units and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Agent shall mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Agent of the materials to be mailed and of payment, or provision, in the absence of bad faith, satisfactory to the Agent for the payment, of the reasonable expenses of such mailing.

    Section 7.13.  No Obligations of Agent.  Except to the extent otherwise provided in this Agreement, the Agent assumes no obligation and shall not be subject to any liability under this Agreement, the Pledge Agreement or any Purchase Contract in respect of the obligations of the Holder of any Unit thereunder. The Company agrees, and each Holder of a Certificate, by such Holder's acceptance thereof, shall be deemed to have agreed, that the Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Agent shall have no obligation to perform such Purchase Contracts on behalf of the Holders, except to the extent expressly provided in Article Five.

    Section 7.14.  Tax Compliance.  (a) The Agent, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Units or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Units. Such compliance shall include, without limitation, the timely filing of required returns (such returns to be prepared by the Company) and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent, such filing and payment to be at the specific written direction of the Company.

      (b) The Agent shall comply with any reasonable written direction timely received from the Company with respect to the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement rely on any such direction in accordance with the provisions of Section 7.1(a)(2).

      (c) The Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.

ARTICLE VIII
SUPPLEMENTAL AGREEMENTS

    Section 8.1.  Supplemental Agreements Without Consent of Holders.  Without the consent of any Holders, the Company and the Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Agent, for any of the following purposes:

      (a) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates; or

      (b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

      (c) to evidence and provide for the acceptance of appointment hereunder by a successor Agent; or

      (d) to make provision with respect to the rights of Holders pursuant to the requirements of Section 5.4(b) or 5.8; or (5) to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or to make any other provisions with respect to such matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders.

    Section 8.2.  Supplemental Agreements with Consent of Holders.  With the consent of the Holders of not less than a majority of the outstanding Purchase Contracts voting together as one class, by Act of said Holders delivered to the Company and the Agent, the Company, when authorized by a Board Resolution, and the Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Purchase Contracts, or the provisions of this Agreement or the rights of the Holders in respect of the Units; provided, that, except as contemplated herein, no such supplemental agreement shall, without the consent of the Holder of each Outstanding Security affected thereby:

      (a) change any Payment Date;

      (b) change the amount or the type of Collateral required to be Pledged to secure a Holder's Obligations under the Purchase Contract, impair the right of the Holder of any Purchase Contract to receive distributions on the related Collateral (except for the rights of Holders of Normal Units to substitute the Treasury Securities for the Pledged Preferred Securities or Pledged Treasury

  Consideration or the rights of holders of Stripped Units to substitute Preferred Securities or appropriate Treasury Consideration for the Pledged Treasury Securities) or otherwise adversely affect the Holder's rights in or to such Collateral or materially adversely alter the rights in or to such Collateral;

      (c) [intentionally left blank];

      (d) impair the right to institute suit for the enforcement of any Purchase Contract;

      (e) reduce the number of shares of Common Stock to be purchased pursuant to any Purchase Contract, increase the price to purchase shares of Common Stock upon settlement of any Purchase Contract, change the Stock Purchase Date or otherwise materially adversely affect the Holder's rights under any Purchase Contract; or

      (f)  reduce the percentage of the outstanding Purchase Contracts the consent of whose Holders is required for any such supplemental agreement; provided, that if any amendment or proposal referred to above would adversely affect only the Normal Units or the Stripped Units, then only the affected class of Holder as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class.

    It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

    Section 8.3.  Execution of Supplemental Agreements.  In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Agent shall be provided and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel and an Officer's Certificate stating that the execution of such supplemental agreement is authorized or permitted by this Agreement. The Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the Agent's own rights, duties or immunities under this Agreement or otherwise.

    Section 8.4.  Effect of Supplemental Agreements.  Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder shall be bound thereby.

    Section 8.5.  Reference to Supplemental Agreements.  Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Agent, bear a notation in form approved by the Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Agent in exchange for Outstanding Certificates.

ARTICLE IX
CONSOLIDATION, MERGER, SALE OR CONVEYANCE

    Section 9.1.  Covenant Not to Merge, Consolidate, Sell or Convey Property Except Under Certain Conditions.   The Company covenants that it will not (a) merge or consolidate with any other Person or (b) sell, assign, transfer, lease or convey all or substantially all of its properties and assets to any Person or group of affiliated Persons in one transaction or a series of related transactions other than, with respect to clause (b), a direct or indirect wholly-owned subsidiary of the Company, unless (i) either the

Company shall be the continuing corporation, or the successor (if other than the Company) shall be a corporation organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and such corporation shall expressly assume all the obligations of the Company under the Purchase Contracts, the Senior Debentures, the Guarantee, this Agreement, the Remarketing Agreement, and the Pledge Agreement by one or more supplemental agreements in form reasonably satisfactory to the Agent and the Collateral Agent, executed and delivered to the Agent and the Collateral Agent by such corporation, and (ii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale, assignment, transfer, lease or conveyance, be in default in the performance of any covenant or condition hereunder, under any of the Units or under the Pledge Agreement.

    Section 9.2.  Rights and Duties of Successor Corporation.  In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance and upon any such assumption by a successor corporation in accordance with Section 9.1, such successor corporation shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Certificates evidencing Units issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Agent; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of the Company to the Agent for authentication and execution, and any Certificate evidencing Units which such successor corporation thereafter shall cause to be signed and delivered to the Agent for that purpose. All the Certificates so issued shall in all respects have the same legal rank and benefit under this Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof.

    In case of any such consolidation, merger, sale, assignment, transfer, lease or conveyance such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Units thereafter to be issued as may be appropriate.

    Section 9.3.  Opinion of Counsel Given to Agent.  The Agent, subject to Sections 7.1 and 7.3, shall receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, assignment, transfer, lease or conveyance, and any such assumption, complies with the provisions of this Article and that all conditions precedent to the consummation of any such consolidation, merger, sale, assignment, transfer, lease or conveyance have been met.

ARTICLE X
COVENANTS

    Section 10.1.  Performance Under Purchase Contracts.  The Company covenants and agrees for the benefit of the Holders from time to time of the Units that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement.

    Section 10.2.  Maintenance of Office or Agency.  The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Certificates may be presented or surrendered for acquisition of shares of Common Stock upon settlement of the Purchase Contracts on any Settlement Date and for transfer of Collateral upon occurrence of a Termination Event, where Certificates may be surrendered for registration of transfer or exchange, for a Collateral Substitution or reestablishment of Normal Units and where notices and demands to or upon the Company in respect of the Units and this Agreement may be served. The Company will give prompt written notice to the

Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Agent as its agent to receive all such presentations, surrenders, notices and demands.

    The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Units the Corporate Trust Office and appoints the Agent at its Corporate Trust Office as paying agent in such city.

    Section 10.3.  Company to Reserve Common Stock.  The Company shall at all times prior to the Stock Purchase Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock the full number of shares of Common Stock issuable against tender of payment in respect of all Purchase Contracts constituting a part of the Units evidenced by Outstanding Certificates.

    Section 10.4.  Covenants as to Common Stock.  The Company covenants that all shares of Common Stock which may be issued against tender of payment in respect of any Purchase Contract constituting a part of the Outstanding Units will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

    Section 10.5.  Statements of Officer of the Company as to Default.  The Company will deliver to the Agent, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate (one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company), stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof (a "Default"), and if the Company shall be in default (without regard to periods of grace or notice requirements), specifying all such defaults and the nature and status thereof of which such Officer may have knowledge.

ARTICLE XI
TRUST INDENTURE ACT

    Section 11.1.  Trust Indenture Act; Application.  (a) This Agreement is subject to the provisions of the TIA that are required or deemed to be part of this Agreement and shall, to the extent applicable, be governed by such provisions; and

      (b) if and to the extent that any provision of this Agreement limits, qualifies or conflicts with the duties imposed by Section 310 to 317, inclusive, of the TIA, such imposed duties shall control.

    Section 11.2.  Lists of Holders of Securities.  (a) The Company shall furnish or cause to be furnished to the Agent (i) quarterly, not later than the record date for any Payment Date in each year, commencing March 15, 2002, a list, in such form as the Agent may reasonably require, of the names and addresses of the Holders ("List of Holders") as of a date not more than 15 days prior to the delivery thereof, and (ii) at such other times as the Agent may request in writing, within 30 days after the receipt by the Company of any such request, a List of Holders as of a date not more than 15 days prior to the time such list is furnished; provided that, the Company shall not be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of

Holders given to the Agent by the Company. The Agent may destroy any List of Holders previously given to it on receipt of a new List of Holders.

      (b) The Agent shall comply with its obligations under Section 311(a) of the TIA, subject to the provisions of Section 311(b) and Section 312(b) of the TIA.

    Section 11.3.  Reports by the Agent.  (a) The Agent shall transmit to Holders such reports concerning the Agent and its actions under this Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Agent shall, within sixty days after each October 15 following the date of this Agreement deliver to Holders a brief report, dated as of such October 15, which complies with the provisions of such Section 313(a).

      (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Agent with each stock exchange, if any, upon which the Units are listed, with the Commission and with the Company. The Company will promptly notify the Agent when the Units are listed on any stock exchange and of any delisting thereof.

    Section 11.4.  Periodic Reports to Agent.  The Company shall provide to the Agent such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by Section 314 of the TIA in the form, in the manner and at the times required by Section 314 of the TIA.

    Section 11.5.  Evidence of Compliance with Conditions Precedent.  The Company shall provide to the Agent such evidence of compliance with any conditions precedent provided for in this Agreement as and to the extent required by Section 314(c) of the TIA. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the TIA may be given in the form of an Officer's Certificate. Any opinion required to be given pursuant to Section 314(c)(2) of the TIA may be given in the form of an Opinion of Counsel.

    Section 11.6.  Defaults; Waiver.  The Holders of a majority of the Outstanding Units voting together as one class may, by vote, on behalf of all of the Holders, waive any past Default and its consequences, except a default

      (a) in the payment on any Unit, or

      (b) in respect of a provision hereof which under Section 8.2 cannot be modified or amended without the consent of the Holder of each Outstanding Unit affected.

    Upon such waiver, any such Default shall cease to exist, and any Default arising therefrom shall be deemed to have been cured, for every purpose of this Agreement, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

    Section 11.7.  Agent's Knowledge of Defaults.  The Agent shall not be deemed to have knowledge of any Default unless a Responsible Officer charged with the administration of this Agreement shall have obtained written notice of such Default.

    Section 11.8.  Direction of Agent.  Section 316(a)(1)(A) of the TIA is hereby expressly excluded from this Agreement, as permitted by the TIA.

[* * * SIGNATURE PAGE TO FOLLOW * * *]

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BOISE CASCADE CORPORATION
By:

Name:

Title:

BNY WESTERN TRUST COMPANY, as Purchase Contract
By:

Name:

Title:

EXHIBIT A

    THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF THE CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

    Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

No.

CUSIP No.

Number of Normal Units

Form of Face of Normal Units Certificate

    This Normal Units Certificate certifies that Cede & Co. is the registered Holder of the number of Normal Units set forth above. Each Normal Unit represents (i) either (a) beneficial ownership by the Holder of one 7.50% Preferred Security (the "Preferred Security") of Boise Cascade Trust I, a Delaware statutory business trust (the "Trust"), having a stated liquidation amount of $50, subject to the Pledge of such Preferred Security by such Holder pursuant to the Pledge Agreement, or (b) if a Tax Event Redemption has occurred or the Preferred Security has been remarketed by the Remarketing Agent (or if the Holder has elected not to have the Preferred Security remarketed by delivering the appropriate Treasury Consideration specified by the Remarketing Agent), the appropriate Treasury Consideration, subject to the Pledge of such Treasury Consideration by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with Boise Cascade Corporation, a Delaware corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

    Pursuant to the Pledge Agreement, the Preferred Security or the appropriate Treasury Consideration, as the case may be, constituting part of each Normal Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a part of such Normal Unit.

    The Pledge Agreement provides that all payments in respect of the Pledged Preferred Securities or Pledged Treasury Consideration received by the Collateral Agent shall be paid by the Collateral Agent by wire transfer in same day funds (i) in the case of (a) quarterly cash distributions on Normal Units which include Pledged Preferred Securities or Pledged Treasury Consideration and (b) any payments of the Preferred Securities or Treasury Consideration, as the case may be, that have been released from the Pledge pursuant to the Pledge Agreement, to the Agent to the account designated by the Agent, no later than 10:00 a.m., New York City time, on the Business Day such payment is received by the Collateral Agent (provided that in the event such payment is received by the Collateral Agent on a day that is not a Business Day or after 9:00 a.m., New York City time, on a Business Day, then such

A–1

payment shall be made no later than 9:30 a.m., New York City time, on the next succeeding Business Day) and (ii) in the case of payments in respect of any Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, to the Company on the Stock Purchase Date (as defined herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Normal Units of which such Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be, are a part under the Purchase Contracts forming a part of such Normal Units. Quarterly distributions on Normal Units which include Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be, which are payable quarterly in arrears on March 16, June 16, September 16, and December 16 each year, commencing March 16, 2002 (a "Payment Date"), shall, subject to receipt thereof by the Agent from the Collateral Agent, be paid to the Person in whose name this Normal Units Certificate (or a Predecessor Normal Units Certificate) is registered at the close of business on the Record Date for such Payment Date.

    Each Purchase Contract evidenced hereby obligates the Holder of this Normal Units Certificate to purchase, and the Company to sell, on December 16, 2004 (the "Stock Purchase Date"), at a price equal to $50 (the "Stated Amount"), a number of shares of common stock, $2.50 par value per share ("Common Stock"), of the Company, equal to the Settlement Rate, unless on or prior to the Stock Purchase Date there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement with respect to the Normal Units of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The Purchase Price (as defined herein) for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Stock Purchase Date by application of payments received in respect of the Pledged Preferred Securities or the Pledged Treasury Consideration, as the case may be, pledged to secure the obligations of the Holder under such Purchase Contract.

    Distributions on the Preferred Securities or payments on the appropriate Treasury Consideration (as specified in clause (i) of the definition of the Remarketing Value), as the case may be, will be payable at the office of the Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Normal Units Register or by wire transfer to an account specified by the Company.

    Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

    Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Normal Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

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    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

BOISE CASCADE CORPORATION
By:

Name:

Title:

By:

Name:

Title:

HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts evidenced hereby)
By:	BNY WESTERN TRUST COMPANY, not individually but solely as Attorney-in-Fact of such Holder
By:

Name:

Title:

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AGENT'S CERTIFICATE OF AUTHENTICATION

    This is one of the Normal Units Certificates referred to in the within-mentioned Purchase Contract Agreement.

Dated:

By: BNY WESTERN TRUST COMPANY, as Purchase Contract Agent
By:
Authorized Signatory

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(Form of Reverse of Normal Units Certificate)

    Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of December 5, 2001 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and BNY Western Trust Company, as Purchase Contract Agent (including its successors thereunder, herein called the "Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company, and the Holders and of the terms upon which the Normal Units Certificates are, and are to be, executed and delivered.

    Each Purchase Contract evidenced hereby obligates the Holder of this Normal Units Certificate to purchase, and the Company to sell, on the Stock Purchase Date at a price equal to $50 (the "Purchase Price"), a number of shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Stock Purchase Date, there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement with respect to the Unit of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Average Trading Price (as defined below) is greater than $38.88 (the "Threshold Appreciation Price"), 1.2860 shares of Common Stock per Purchase Contract, (b) if the Average Trading Price is less than the Threshold Appreciation Price but is greater than $31.87, the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Average Trading Price and (c) if the Average Trading Price is less than $31.87, 1.5689 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

    The "Average Trading Price" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Stock Purchase Date.

    The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

    A "Trading Day" means a day on which the Common Stock (a) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (b) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

    Each Purchase Contract evidenced hereby may be settled prior to the Stock Purchase Date through Early Settlement or Merger Early Settlement, in accordance with the terms of the Purchase Contract Agreement.

    In accordance with the terms of the Purchase Contract Agreement, the Holder of this Normal Units Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby (i) by effecting an Early Settlement or Merger Early Settlement, (ii) by application of payments received in respect of the Pledged Treasury Consideration acquired from the proceeds of a remarketing of the related Pledged Preferred Securities underlying the

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Normal Units represented by this Normal Units Certificate or (iii) if the Holder has elected not to participate in the remarketing, by application of payments received in respect of the Pledged Treasury Consideration deposited by such Holder in respect of such Purchase Contract. If, as provided in the Purchase Contract Agreement, upon the occurrence of a Failed Remarketing the Collateral Agent, for the benefit of the Company, exercises its rights as a secured creditor with respect to the Pledged Preferred Securities related to this Normal Units Certificate, any accumulated and unpaid distributions on such Pledged Preferred Securities will become payable by the Company to the Holder of this Normal Units Certificate in the manner provided for in the Purchase Contract Agreement.

    The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

    Under the terms of the Pledge Agreement, the Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Preferred Securities. Upon receipt of notice of any meeting at which holders of Preferred Securities are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Preferred Securities, the Agent shall, as soon as practicable thereafter, mail to the Holders of Normal Units a notice (a) containing such information as is contained in the notice or solicitation, (b) stating that each such Holder on the record date set by the Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Preferred Securities entitled to vote) shall be entitled to instruct the Agent as to the exercise of the voting rights pertaining to the Pledged Preferred Securities constituting a part of such Holder's Normal Units and (c) stating the manner in which such instructions may be given. Upon the written request of the Holders of Normal Units on such record date, the Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of Pledged Preferred Securities as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Normal Unit, the Agent shall abstain from voting the Pledged Preferred Security evidenced by such Normal Unit.

    Upon the occurrence of a Tax Event Redemption prior to the Stock Purchase Date, the Redemption Price payable on the Redemption Date with respect to the Preferred Securities shall be delivered to the Collateral Agent in exchange for the Preferred Securities. Thereafter, pursuant to the terms of the Pledge Agreement, the Collateral Agent for the benefit of the Company will apply an amount equal to the Redemption Amount of such Redemption Price to purchase, the Treasury Consideration and promptly remit the remaining portion of such Redemption Price to the Agent for payment to the Holders of such Normal Units.

    Following the occurrence of a Tax Event Redemption prior to the Stock Purchase Date, the Holders of Normal Units and the Collateral Agent shall have such security interests rights and obligations with respect to the Treasury Consideration as the Holder of Normal Units and the Collateral Agent had in respect of the Preferred Securities, as the case may be, subject to the Pledge thereof as provided in Articles II, III, IV, V and VI, of the Pledge Agreement and any reference herein to the Preferred Securities shall be deemed to be reference to such Treasury Consideration.

    Upon a voluntary or involuntary dissolution of the Trust, a principal amount of the Senior Debentures constituting the assets of the Trust and underlying the Pledged Preferred Securities equal to the aggregate Stated Amount of the Pledged Preferred Securities shall be delivered to the Collateral Agent in exchange for Pledged Preferred Securities. Thereafter, the Senior Debentures shall be held by the Collateral Agent to secure the obligations of each Holder of Normal Units to purchase shares of Common Stock under the Purchase Contracts constituting a part of such Normal Units. Following a voluntary or involuntary dissolution of the Trust, the Holders and the Collateral Agent shall have such security interests, rights and obligations with respect to the Senior Debentures as the Holders and the

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Collateral Agent had in respect of the Pledged Preferred Securities, and any reference in the Purchase Contract Agreement or Pledge Agreement to the Preferred Securities or Pledged Preferred Securities shall be deemed to be a reference to the Senior Debentures.

    The Normal Units Certificates are issuable only in registered form and only in denominations of a single Normal Unit and any integral multiple thereof. The transfer of any Normal Units Certificate will be registered and Normal Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Normal Units Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Holder of a Normal Unit may substitute for the Pledged Preferred Securities or Pledged Treasury Consideration securing its obligations under the related Purchase Contract Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, the Unit for which such Pledged Treasury Securities secures the Holder's obligation under the Purchase Contract shall be referred to as a "Stripped Unit." A Holder that elects to substitute a Treasury Security for Pledged Preferred Securities or Pledged Treasury Consideration, thereby creating Stripped Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Normal Unit remains in effect, such Normal Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Normal Units in respect of the Pledged Preferred Security or Pledged Treasury Consideration, as the case may be, and Purchase Contract constituting such Normal Unit may be transferred and exchanged only as a Normal Unit.

    A Holder of Stripped Units may reestablish Normal Units by delivering to the Collateral Agent Preferred Securities or the appropriate Treasury Consideration in exchange for the release of the Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

    The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Normal Units Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be, from the Pledge in accordance with the provisions of the Pledge Agreement.

    Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts underlying Securities having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof may be settled early ("Early Settlement") as provided in the Purchase Contract Agreement; provided, however, that if a Tax Event Redemption has occurred and the Treasury Consideration has become a component of the Normal Units, Holders may early settle Normal Units only in integral multiples of 20 Normal Units. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Normal Unit Certificate, the Holder of this Normal Unit Certificate shall deliver this Normal Unit Certificate to the Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement. Upon

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Early Settlement of Purchase Contracts by a Holder of the related Units, the Pledged Preferred Securities or the Pledged Treasury Consideration shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Normal Unit as to which Early Settlement is effected equal to the Early Settlement Rate. The Early Settlement Rate shall initially be equal to shares of Common Stock and shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

    Upon registration of transfer of this Normal Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Normal Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

    The Holder of this Normal Units Certificate, by its acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Normal Units evidenced hereby on his behalf as his attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform such Holder's obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Agent to enter into and perform the Pledge Agreement on such Holder's behalf as attorney-in-fact, and consents to the Pledge of the Preferred Securities or the appropriate Treasury Consideration, as the case may be, underlying this Normal Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Pledged Preferred Securities or the Pledged Treasury Consideration, as the case may be, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, shall be paid on the Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

    Each Holder of any Unit, and each Beneficial Owner thereof, by its acceptance thereof or of its interest therein, further agrees to treat (i) itself as the owner of the related Preferred Securities, Treasury Consideration or Treasury Securities, as the case may be, and (ii) the Senior Debentures as indebtedness of the Company, in each case, for United States federal, state and local income and franchise tax purposes.

    Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

    The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

    The Company, the Agent and its Affiliates and any agent of the Company or the Agent may treat the Person in whose name this Normal Units Certificate is registered as the owner of the Normal Units evidenced hereby for the purpose of receiving payments of distributions payable quarterly on the Preferred Securities or the Treasury Portfolio, as the case may be, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent, such Affiliates nor any such agent shall be affected by notice to the contrary.

    The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

    A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

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ABBREVIATIONS

    The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—	as tenants in common
UNIF GIFT MIN ACT—	Custodian (cust) (minor)
Under Uniform Gifts to Minors Act (State)
TEN ENT—	as tenants by the entireties
JT TEN—	as joint tenants with right of survivorship and not as tenants in common Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

(Please Print or Type Name and Address Including Postal Zip Code of Assignee)
within Normal Unit Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Normal Unit Certificates on the books of Boise Cascade Corporation with full power of substitution in the premises.

Dated:
Signature

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Normal Unit Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended

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SETTLEMENT INSTRUCTIONS

    The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Stock Purchase Date of the Purchase Contracts underlying the number of Normal Units evidenced by this Normal Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:

Signature:	Signature:

Signature Guarantee:	Signature Guarantee:

If assigned to anothrer person)	If assigned to anothrer person)

    Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended

If shares are to be registered in the name of and delivered to a Person other than the Holder, please (i) print such Person's name and address and (ii) provide a guarantee of your signature.	REGISTERED HOLDER

Please print name and address of Registered Holder:

Name	Name

Address	Address

Social Security or other Taxpayer Identification Number, if any

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ELECTION TO SETTLE EARLY

    The undersigned Holder of this Normal Units Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Normal Units evidenced by this Normal Units Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Normal Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Normal Units Certificate representing any Normal Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be, deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
Signature
Signature of Guarantee:

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended

    Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If shares of Common Stock or Normal Units Certificates are to be registered in the name of and delivered to and Pledged Preferred Securities, or the Pledged Treasury Securities, as the case may be, are to be transferred to a Person other than the Holder, please print such Person's name and address:	REGISTERED HOLDER

Please print name and address of Registered Holder:

Name	Name
Address	Address

Social Security or other Taxpayer Identification Number, if any

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Transfer Instructions for Pledged Preferred Securities, or the Pledged Treasury Securities, as the case may be, transferable upon Early Settlement or a Termination Event:

[TO BE ATTACHED TO GLOBAL CERTIFICATES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:

Date	Amount of Decrease in Principal Amount of the Global Certificate	Amount of increase in Principal Amount of the Global Certificate	Principal Amount of this Global Certificate following such decrease or increase	Signature of Authorized Signatory of Trustee or Securities Custodian

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EXHIBIT B

    THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT (AS HEREINAFTER DEFINED) AND IS REGISTERED IN THE NAME OF A CLEARING AGENCY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH CLEARING AGENCY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT.

    Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange or payment, and any Certificate issued is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

No.

CUSIP No.

Number of Stripped Units

Form of Face of Stripped Units Certificate

    This Stripped Units Certificate certifies that Cede & Co. is the registered Holder of the number of Stripped Units set forth above. Each Stripped Unit represents (i) a 1/20 undivided beneficial ownership interest in a Treasury Security, subject to the Pledge of such interest in such Treasury Security by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with Boise Cascade Corporation, a Delaware corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement have the meaning set forth therein.

    Pursuant to the Pledge Agreement, the Treasury Security constituting part of each Stripped Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a part of such Stripped Unit.

    Each Purchase Contract evidenced hereby obligates the Holder of this Stripped Units Certificate to purchase, and the Company to sell, on December 16, 2004 (the "Stock Purchase Date"), at a price equal to $50 (the "Stated Amount"), a number of shares of common stock, $2.50 par value per share ("Common Stock"), of the Company, equal to the Settlement Rate, unless on or prior to the Stock Purchase Date there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement with respect to the Stripped Units of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The Purchase Price (as defined herein) for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Stock Purchase Date by application of payments received in respect of the Pledged Treasury Securities pledged to secure the obligations under such Purchase Contract in accordance with the terms of the Pledge Agreement.

    Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

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    Unless the certificate of authentication hereon has been executed by the Agent by manual signature, this Stripped Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.

    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

BOISE CASCADE CORPORATION
By:

Name:

Title:

By:

Name:

Title:

HOLDER SPECIFIED ABOVE (as to obligations of such Holder under the Purchase Contracts evidenced hereby)
By:	BNY WESTERN TRUST COMPANY, not individually but solely as Attorney-in-Fact of such Holder
By:

Name:

Title:

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AGENT'S CERTIFICATE OF AUTHENTICATION

    This is one of the Stripped Units referred to in the within-mentioned Purchase Contract Agreement.

Dated:

By:	BNY WESTERN TRUST COMPANY, as Purchase Contract Agent
By:
Authorized Signatory

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(Reverse of Stripped Units Certificate)

    Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of December 5, 2001 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and BNY Western Trust Company, as Purchase Contract Agent (including its successors thereunder, herein called the "Agent"), to which the Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Agent, the Company and the Holders and of the terms upon which the Stripped Units Certificates are, and are to be, executed and delivered.

    Each Purchase Contract evidenced hereby obligates the Holder of this Stripped Units Certificate to purchase, and the Company to sell, on the Stock Purchase Date at a price equal to the Stated Amount (the "Purchase Price"), a number of shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Stock Purchase Date, there shall have occurred a Termination Event or an Early Settlement or Merger Early Settlement with respect to the Unit of which such Purchase Contract is a part. The "Settlement Rate" is equal to (a) if the Average Trading Price (as defined below) is greater than $38.88 (the "Threshold Appreciation Price"), 1.2860 shares of Common Stock per Purchase Contract, (b) if the Average Trading Price is less than the Threshold Appreciation Price but is greater than $31.87, the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Average Trading Price and (c) if the Average Trading Price is less than $31.87, 1.5689 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement. No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

    The "Average Trading Price" means the average of the Closing Prices per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Stock Purchase Date.

    The "Closing Price" of the Common Stock on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company.

    A "Trading Day" means a day on which the Common Stock (a) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (b) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

    Each Purchase Contract evidenced hereby may be settled prior to the Stock Purchase Date through Early Settlement or Merger Early Settlement, in accordance with the terms of the Purchase Contract Agreement.

    In accordance with the terms of the Purchase Contract Agreement, the Holder of this Stripped Units Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby (i) by effecting an Early Settlement or Merger Early

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Settlement or (ii) by application of payments received in respect of the Pledged Treasury Securities underlying the Stripped Units represented by this Stripped Units Certificate.

    The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment in full of the aggregate Purchase Price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

    The Stripped Units Certificates are issuable only in registered form and only in denominations of a single Stripped Unit and any integral multiple thereof. The transfer of any Stripped Units Certificate will be registered and Stripped Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Stripped Units Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Holder of a Stripped Unit may substitute for the Pledged Treasury Securities securing its obligations under the related Purchase Contract Preferred Securities or the appropriate Treasury Consideration in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such substitution, the Unit for which such Pledged Preferred Securities or Pledged Treasury Consideration secures the Holder's obligation under the Purchase Contract shall be referred to as a "Normal Unit." A Holder that elects to substitute Preferred Securities or the appropriate Treasury Consideration, as the case may be, for Pledged Treasury Securities, thereby reestablishing Normal Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Stripped Unit remains in effect, such Stripped Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Stripped Unit in respect of the Pledged Treasury Security and the Purchase Contract constituting such Stripped Unit may be transferred and exchanged only as a Stripped Unit.

    The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Agent or the Company, if, on or prior to the Stock Purchase Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Agent, the Collateral Agent and to the Holders, at their addresses as they appear in the Stripped Units Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Treasury Securities from the Pledge in accordance with the provisions of the Pledge Agreement.

    Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts underlying Securities having an aggregate Stated Amount equal to $1,000 or an integral multiple thereof may be settled early ("Early Settlement") as provided in the Purchase Contract Agreement. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Stripped Unit Certificate, the Holder of this Stripped Unit Certificate shall deliver this Stripped Unit Certificate to the Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement. Upon Early Settlement of Purchase Contracts by a Holder of the related Units, the Pledged Treasury Consideration shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive, a number of shares of common Stock on account of each Purchase Contract forming part of a Stripped Unit as

B–5

to which Early Settlement is effected equal to 1.2860 shares of Common Stock per Purchase Contract (the "Early Settlement Rate").

    Upon registration of transfer of this Stripped Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Stripped Units Certificate. The Company covenants and agrees, and the Holder, by his acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

    The Holder of this Stripped Units Certificate, by his acceptance hereof, authorizes the Agent to enter into and perform the related Purchase Contracts forming part of the Stripped Units evidenced hereby on his behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform such Holder's obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Agent to enter into and perform the Pledge Agreement on such Holder's behalf as attorney-in-fact, and consents to the Pledge of the Treasury Securities underlying this Stripped Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the Pledged Treasury Securities, to be paid upon settlement of such Holder's obligations to purchase Common Stock under the Purchase Contract, shall be paid on the Stock Purchase Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

    Each Holder of any Unit, and each Beneficial Owner thereof, by its acceptance thereof or of its interest therein, further agrees to treat (i) itself as the owner of the related Preferred Securities, Treasury Consideration or Treasury Securities, as the case may be, and (ii) the Senior Debentures as indebtedness of the Company, in each case, for United States federal, state and local income and franchise tax purposes.

    Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

    The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

    The Company, the Agent and its Affiliates and any agent of the Company or the Agent may treat the Person in whose name this Stripped Units Certificate is registered as the owner of the Stripped Units evidenced hereby for the purpose of performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Agent, such Affiliate, nor any such agent shall be affected by notice to the contrary.

    The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

    A copy of the Purchase Contract Agreement is available for inspection at the offices of the Agent.

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ABBREVIATIONS

    The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—	as tenants in common
UNIF GIFT MIN ACT—	Custodian (cust) (minor)
Under Uniform Gifts to Minors Act (State)
TEN ENT—	as tenants by the entireties
JT TEN—	as joint tenants with right of survivorship and not as tenants in common Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Taxpayer I.D. or other Identifying Number of Assignee)

(Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Stripped Unit Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Stripped Unit Certificates on the books of Boise Cascade Corporation with full power of substitution in the premises.

Dated:
Signature

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Stripped Unit Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee:

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended

B–7

SETTLEMENT INSTRUCTIONS

    The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Stock Purchase Date of the Purchase Contracts underlying the number of Stripped Units evidenced by this Stripped Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
Signature

Signature Guarantee:

    Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended

If shares are to be registered in the name of and delivered to REGISTERED HOLDER a Person other than the Holder please print such Person's name and address:	REGISTERED HOLDER

Please print name and address of Registered Holder:

Name	Name

Address	Address
Social Security or other Taxpayer Identification Number, if any

B–8

ELECTION TO SETTLE EARLY

    The undersigned Holder of this Stripped Units Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Stripped Units evidenced by this Stripped Units Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Stripped Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Stripped Units Certificate representing any Stripped Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Treasury Securities deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
Signature
Signature Guarantee:

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended

    Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If shares of Common Stock or Stripped Unit Certificates are to be registered in the name of and delivered to and Pledged Treasury Securities are to be transferred to a Person other than the Holder, please print such Person's name and address:	REGISTERED HOLDER

Please print name and address of Registered Holder:

Name	Name

Address	Address
Social Security or other Taxpayer Identification Number, if any

B–9

Transfer Instructions for Pledged Treasury Securities transferable upon Early Settlement or a Termination Event:

[TO BE ATTACHED TO GLOBAL CERTIFICATES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:

Date	Amount of Decrease in Principal Amount of the Global Certificate	Amount of increase in Principal Amount of the Global Certificate	Principal Amount of this Global Certificate following such decrease or increase	Signature of Authorized Signatory of Trustee or Securities Custodian

B–10

EXHIBIT C
INSTRUCTION FROM PURCHASE CONTRACT AGENT TO
COLLATERAL AGENT

JPMorgan Chase Bank
450 West 33rd Street
New York, New York 10001
Attention: Institutional Trust Services

Re:	Equity Security Units of Boise Cascade Corporation (the "Company"), and Boise Cascade Trust I

    We hereby notify you in accordance with Section 4.1 of the Pledge Agreement, dated as of December 5, among the Company, yourselves, as Collateral Agent, Custodial Agent and Securities Intermediary, and ourselves, as Purchase Contract Agent and as attorney-in-fact for the holders of [Normal Units] [Stripped Units] from time to time, that the holder of securities listed below (the "Holder") has elected to substitute [$      aggregate principal amount of Treasury Securities (CUSIP No.       )] [$      stated liquidation amount of Preferred Securities or the appropriate Treasury Consideration, as the case may be,] in exchange for the related [Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be (CUSIP No.       ),] [Pledged Treasury Securities] held by you in accordance with the Pledge Agreement and has delivered to us a notice stating that the Holder has transferred [Treasury Securities] [Preferred Securities or the appropriate Treasury Consideration, as the case may be,] to you, as Collateral Agent. We hereby instruct you, upon receipt of such [Pledged Treasury Securities] [Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be], and upon the payment by such Holder of any applicable fees, to release the [Preferred Securities or Treasury Consideration, as the case may be,] [Treasury Securities] related to such [Normal Units] [Stripped Units] to us in accordance with the Holder's instructions.

Date:	By:	BNY WESTERN TRUST COMPANY
Name:

Title:

Signature Guarantee:

Signatures must be guaranteed by an eligible guarantor institution" meeting the requirements of the Registrant, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature" guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Please print name and address of Registered Holder electing to substitute [Treasury Securities] [Preferred Securities or Pledged Treasury Consideration, as the case may be,] for the [Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be,][Pledged Treasury Securities]:

Name:	Social Security or other Taxpayer Identification Number, if any

Address:

C–1

EXHIBIT D
INSTRUCTION TO PURCHASE CONTRACT AGENT

BNY Western Trust Company
601 Union Street
Suite 1720
Seattle, Washington 98101
Attention: Corporate Trust

Re:	Equity Security Units of Boise Cascade Corporation (the "Company"), and Boise Cascade Trust I

    The undersigned Holder hereby notifies you that it has delivered to JPMorgan Chase Bank, as Collateral Agent, Custodial Agent and Securities Intermediary [$          aggregate principal amount of Treasury Securities] [$          stated liquidation amount of Preferred Securities or the appropriate Treasury Consideration, as the case may be,] in exchange for the related [Pledged Preferred Securities or Pledged Treasury Consideration as the case may be,] [Pledged Treasury Securities] held by the Collateral Agent, in accordance with Section 4.1 of the Pledge Agreement, dated December 5, 2001, among you, the Company and the Collateral Agent. The undersigned Holder has paid the Collateral Agent all applicable fees relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [Pledged Preferred Securities or Pledged Treasury Consideration, as the case may be,] [Pledged Treasury Securities] related to such [Normal Units] [Stripped Units].

Date:	By:
Name:

Title:

Signature Guarantee:

Signatures must be guaranteed by an eligible guarantor institution" meeting the requirements of the Registrant, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature" guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

D–1

EXHIBIT E
FORMS OF REMARKETING AGREEMENT

E–1

Boise Cascade Corporation
7.50% Senior Debentures due 2006

[FORM OF REMARKETING AGREEMENT*]

    [DATE]

[NAME OF REMARKETING AGENT]

Ladies and Gentlemen:

    [Name of Remarketing Agent], a                                    (the "Remarketing Agent"), is undertaking to remarket 7.50% Senior Debentures due 2006 (the "Debentures"), issued by Boise Cascade Corporation, a Delaware corporation (the "Company").

    This Remarketing Agreement (this "Agreement") is being entered into pursuant to the Purchase Contract Agreement between the Company and BNY Western Trust Company, as purchase contract agent (the "Purchase Contract Agent"), dated as of December 5, 2001 (the "Purchase Contract Agreement"). The Debentures have been issued by the Company pursuant to Indenture, dated as of October 1, 1985, between the Company and U.S. Bank Trust National Association (as successor in interest to Morgan Guaranty Trust Company of New York), as trustee (the "Original Trustee") (the "Original Indenture"), as supplemented by the First Supplemental Indenture between the Company and the Original Trustee, dated as of December 20, 1989 (the "First Supplement"), the Second Supplemental Indenture between the Company and the Original Trustee, dated as of August 1, 1990 (the "Second Supplement"), and the Third Supplemental Indenture, dated as of December 5, 2001, among the Company, the Original Trustee and BNY Western Trust Company, as series trustee (the "Trustee") (the "Third Supplement," and, together with the Original Indenture, the First Supplement and the Second Supplement, the "Indenture").

    Each Debenture was issued by the Company to Boise Cascade I (the "Trust") to underlying preferred securities ("Preferred Securities") issued as part of an equity security unit (each, a "Unit") that initially also included a contract (a "Purchase Contract") under which the holder of the related Unit will purchase from the Company on December 26, 2004, a number of shares (the "Issuable Common Stock") of common stock, par value $2.50 per share, of the Company (the "Common Stock") equal to the Settlement Rate as set forth in the Purchase Contract Agreement. In connection with the liquidation of the Trust, the Debentures were issued to the holders of the Preferred Securities, and the Normal Units include Debentures in lieu of Preferred Securities. In accordance with the terms of the Purchase Contract Agreement, the Debentures constituting a part of the Units have been pledged by the Purchase Contract Agent, on behalf of the holders of the Units, to JPMorgan Chase Bank, as collateral agent, custodial agent and securities intermediary (the "Collateral Agent"), pursuant to the Pledge Agreement, dated as of December 5, 2001 (the "Pledge Agreement"), among the Company, the Purchase Contract Agent and the Collateral Agent to secure the holders' obligation to purchase the Issuable Common Stock under the Purchase Contracts.

    Capitalized terms used and not defined in this Agreement shall have the meanings set forth in the Indenture, the Purchase Contract Agreement, the Pledge Agreement, the Declaration and the Underwriting Agreement among the Company, the Trust and the several underwriters named therein, dated as of 29, 2001, entered into in connection with the initial public offering of the Units (the "Underwriting Agreement"), as the case may be.

*This form of Remarketing Agreement is to be used if the Preferred Securities have been redeemed in whole.

    The Remarketing (as defined below) of the Debentures is provided for in the Purchase Contract Agreement. As used in this Agreement, "Transaction Documents" shall mean, collectively, the Indenture, the Purchase Contract Agreement, the Declaration, the Pledge Agreement and this Agreement; the term "Remarketed Debentures" means the Debentures subject to the Remarketing as notified to the Remarketing Agent by the Purchase Contract Agent and the Custodial Agent, on or prior to the first Business Day prior to a Remarketing Date; the term "Remarketing Procedures" means the procedures in connection with the Remarketing of the Debentures, as described herein and in the Purchase Contract Agreement and the Pledge Agreement; the term "Remarketing" means the remarketing of the Remarketed Debentures pursuant to the Remarketing Procedures; the term "Remarketing Date" means the third Business Day immediately preceding September 16, 2004; and the term "Instruments" means the Remarketed Debentures, the Purchase Contracts, the Units, the Preferred Securities, the Debentures and the Issuable Common Stock.

    SECTION 1.  Appointment and Obligations of the Remarketing Agent.

      (a) The Company hereby appoints                            as exclusive Remarketing Agent and Reset Agent, and                            hereby accepts such appointment, for the purpose of (i) Remarketing Remarketed Debentures on behalf of the holders thereof and (ii) performing such other duties as are assigned to the Remarketing Agent and Reset Agent in the Remarketing Procedures, all in accordance with and pursuant to the Remarketing Procedures.

      (b) The Remarketing Agent agrees (i) to use its commercially reasonable best efforts to remarket the Remarketed Debentures tendered or deemed tendered to the Remarketing Agent in the Remarketing, (ii) to notify the Company, the Depositary and the Indenture Trustee promptly of the Reset Rate and (iii) to establish the Reset Rate and carry out such other duties as are assigned to the Remarketing Agent and Reset Agent in the Remarketing Procedures, all in accordance with the provisions of the Remarketing Procedures.

      (c) On the Remarketing Date, the Remarketing Agent shall use its reasonable best efforts to remarket, at a price equal to 100.5% of the Remarketing Value, the Remarketed Preferred Securities tendered or deemed tendered for purchase.

      (d) If, as a result of the efforts described in Section l(b), the Remarketing Agent determines, after consultation with the Company, that it will be able to remarket all Remarketed Debentures tendered or deemed tendered for purchase at a price of 100.5% of the Remarketing Value prior to 4:00 p.m., New York City time, on the Remarketing Date, the Remarketing Agent, after consultation with the Company, shall (i) determine the rate of interest (the "Reset Rate") that will enable it to remarket all Remarketed Debentures tendered or deemed tendered for Remarketing and (ii) commit to purchase, on a third-day settlement basis, and on the third Business Day following the Remarketing Date (the "Remarketing Closing Date"), shall purchase, the Agent-purchased Treasury Consideration.

      (e) If the Remarketing Agent cannot remarket the Debentures on the Remarketing Date, the Remarketing Agent shall use its commercially reasonable best efforts to attempt to remarket Debentures on each of the two Business Days immediately following the Remarketing Date and, if necessary, on each of the three Business Days immediately preceding November 1, 2004, and if necessary, on each of the three Business Days immediately preceding the Stock Purchase Date in accordance with the Remarketing Procedures (each such remarketing, the "Subsequent Remarketing"), provided that (i) the notice of any Subsequent Remarketing cannot be given until the Failed Remarketing notice has been published in accordance with the Remarketing Procedures in respect of any immediately preceding Failed Remarketing and (ii) the Remarketing Closing Date in respect of any Subsequent Remarketing must fall no later than on the Business Day immediately preceding the Stock Purchase Date.

2

      (f)  If, by 4:00 p.m., New York City time, on a Remarketing Date (including a Remarketing Date of any Subsequent Remarketing), the Remarketing Agent is unable to remarket all Remarketed Debentures tendered or deemed tendered for purchase, a failed Remarketing ("Failed Remarketing") shall be deemed to have occurred, and the Remarketing Agent shall, on such date, so advise by telephone the Depositary, the Purchase Contract Agent, the Trustee, the Company and the Collateral Agent.

      (g) On the third Business Day following any Failed Remarketing, the Remarketing Agent shall remit (i) to the Custodial Agent the Remarketed Debentures comprised of the Separate Debentures, and (ii) to the Collateral Agent the balance of the Remarketed Debentures.

      (h) If by 4:00 p.m., New York City time, on the Business Day immediately preceding December 16, 2004, the Remarketing Agent, in spite of using its commercially reasonable best efforts, fails to remarket all of the Debentures tendered or deemed tendered for purchase, the "Last Failed Remarketing" will be deemed to have occurred. In this case, the Remarketing Agent shall so advise by telephone the Depositary, the Purchase Contract Agent Trustee, the Company, the Trust and the Collateral Agent. On the third Business Day following the Last Failed Remarketing, the Remarketing Agent shall remit (i) to the Custodial Agent the Remarketed Debentures comprised of the Separate Debentures and (ii) to the Collateral Agent the balance of the Remarketed Debentures.

      (i)  By approximately 4:30 p.m., New York City time, on the Remarketing Date, provided that there has not been a Failed Remarketing (including the Last Failed Remarketing), the Remarketing Agent shall advise by telephone the Company, the Purchase Contract Agent, the Depositary and the Trustee of the Reset Rate determined in the Remarketing and the number of Remarketed Debentures sold in the Remarketing.

      (j)  In accordance with the Depositary's normal procedures, on the Remarketing Closing Date, the transactions described above with respect to each Debenture tendered for purchase and sold in the Remarketing shall be executed through the Depositary, and the accounts of the respective Depositary participants shall be debited and credited and such Debentures delivered by book-entry as necessary to effect purchases and sales of such Debentures.

      (k) On the Remarketing Closing Date, the tender and settlement procedures set forth in this Section 1, including provisions for payment by purchasers of the Debentures in the Remarketing, shall be subject to modification to the extent required by the Depositary or if the Depositary's book-entry system is no longer available for the Debentures at the time of the Remarketing, to facilitate the tendering and remarketing of the Debentures in certificated form. In addition, the Remarketing Agent may modify the settlement procedures set forth herein in order to facilitate the settlement process.

      (l)  On the Remarketing Closing Date, the Remarketing Agent shall remit to the Collateral Agent through the Purchase Contract Agent the Agent-purchased Treasury Consideration.

      (m) On the Remarketing Closing Date, the Remarketing Agent shall retain as a remarketing fee an amount not exceeding 25 basis points (.25%) of the total proceeds from the sale of the Remarketed Debentures and shall remit (i) the remaining portion of the balance attributable to the Separate Debentures to the Custodial Agent for distribution to the holders of the Separate Debentures that were remarketed and (ii) the remaining portion of the balance to the Purchase Contract Agent for distribution to the holders of the Remarketed Debentures in accordance with the Purchase Contract Agreement.

    SECTION 2.  Representations, Warranties and Agreements of the Company.  The Company represents, warrants and agrees (i) on and as of the date hereof, (ii) on and as of the date the Prospectus or other Remarketing Materials (each as defined in Section 2(a) below) are first distributed

3

in connection with the Remarketing (the "Commencement Date") and (iii) on and as of the Remarketing Date, that:

      (a) [IN THE EVENT REGISTRATION IS REQUIRED, INSERT THE FOLLOWING: A registration statement on Form S-3 and amendments thereto have been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") and filed with the Commission under the Securities Act, and such registration statement and any post-effective amendments thereto, each in the form heretofore delivered to the Remarketing Agent, have been declared effective by the Commission in such form. As used in this Agreement, "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time of such registration statement; Preliminary Prospectus means each prospectus included in such registration statement, or amendment thereto, before it became effective under the Securities Act and any prospectus filed by the Company with consent of the Remarketing Agent pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at its Effective Time, including documents incorporated by reference therein at such time and, if applicable, all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any information deemed to be part of such Registration Statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed pursuant to Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus, the Prospectus or any other information furnished by the Company to the Remarketing Agent for distribution to investors in connection with the Remarketing (the "Remarketing Materials") shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, or, in the case of Remarketing Materials, referred to as incorporated by reference therein, and any reference to any amendment or supplement to any Preliminary Prospectus, the Prospectus or the Remarketing Materials shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Preliminary Prospectus or the Prospectus incorporated by reference therein pursuant to Item 12 of Form S-3 or, if so incorporated, after the date of the Remarketing Materials, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement.] [IN THE EVENT REGISTRATION IS NOT REQUIRED, INSERT THE FOLLOWING: The Company has provided to the Remarketing Agent, for use in connection with the remarketing of the Debentures, a preliminary remarketing memorandum and remarketing memorandum, [AND DESCRIBE OTHER MATERIALS IF ANY]. Such remarketing memorandum (including the documents incorporated or deemed incorporated by reference therein) is hereafter called, collectively, the "Prospectus," such preliminary marketing memorandum (including the documents incorporated or deemed incorporated by reference therein) is hereafter called a "Preliminary Prospectus" and any other information furnished by the Company to the Remarketing Agent for distribution to investors in connection with the Remarketing is hereafter called the "Remarketing Materials")]. The Company hereby consents to the use of the Prospectus, the Preliminary Prospectus and the Remarketing Materials in connection with the Remarketing.

      (b) [(i)] The [Registration Statement conforms, and the Prospectus, the Preliminary Prospectus and the Remarketing Materials, and any further amendments or supplements to the Registration Statement, the Prospectus or the Remarketing Materials, will conform, in all material

4

  respects to the requirements of the Securities Act and the Rules and Regulations and the Registration Statement, the] Prospectus and the Remarketing Materials do not and will not, [as of the Effective Date (as to the Registration Statement and any amendment thereto), as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto)] [as of their respective dates] and as of the Commencement Date, the Remarketing Date and the Remarketing Closing Date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Remarketing Agent expressly for use therein[;

      (ii) the Commission has not issued any order preventing or suspending the use or effectiveness of the Registration Statement, any Preliminary Prospectus, the Prospectus or the Remarketing Materials].

      (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents, as of their respective effective or filing dates, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not, as of their respective effective or filing dates, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall apply only to documents so filed and incorporated by reference during the period that a prospectus relating to the Units is required to be delivered in connection with sales of such Units by any underwriters (such period being hereinafter sometimes referred to as the "prospectus delivery period"), and provided further, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Remarketing Agent expressly for use therein.

      (d) The unissued Shares to be issued and sold by the Company pursuant to the Purchase Contracts and the Purchase Contract Agreement have been duly authorized and reserved for issuance and, when issued and delivered against payment therefor as provided in the Purchase Contracts and the Purchase Contract Agreement, will be validly issued and fully paid and non-assessable and will conform to the description of the Common Stock in the Prospectus;

      (e) The Units have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Units are in the form contemplated by, and are entitled to the benefits of, the Purchase Contract Agreement; and the Units conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

      (f)  The Purchase Contract Agreement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Purchase Contract Agent, constitutes a valid and legally binding obligation of the Company, enforceable

5

  against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Purchase Contract Agreement conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

      (g) The Purchase Contracts underlying the Units have been duly authorized, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Purchase Contracts conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials; and the issuance of the Purchase Contracts is not subject to any preemptive or similar rights;

      (h) The Pledge Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Pledge Agreement conforms to the description thereof contained in the Prospectus and the Remarketing Materials;

      (i)  The Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Units of their respective obligations under the Purchase Contracts constituting a part of such Units, a legal, valid and perfected security interest (as defined in the Uniform Commercial Code, as adopted and in effect in the State of New York (the "New York UCC")) in favor of the Collateral Agent for the benefit of the Company, in the right, title and interest of such holders in the securities and other assets and interests pledged to the Collateral Agent pursuant to the Pledge Agreement (the "Pledged Securities");

      (j)  The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Indenture Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

      (k) The Debentures have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Debentures are in the form contemplated by, and are entitled to the benefits of, the Indenture and conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials; and

      (l)  This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and this Agreement conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials.

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    SECTION 3.  Fees and Expenses.  The Company covenants and agrees with the Remarketing Agent it will pay or cause to be paid the following: (i) the costs incident to the preparation, filing and printing of the [Registration Statement,] Prospectus and any Remarketing Materials and any amendments or supplements thereto; (ii) the costs of distributing the [Registration Statement,] Prospectus and any Remarketing Materials and any amendments or supplements thereto; (iii) any fees and expenses of qualifying the Remarketed Preferred Securities under the securities laws of the several jurisdictions as provided in Section 4[(g)] and of preparing, printing and distributing a Blue Sky memorandum (including related fees and expenses of counsel to the Remarketing Agent); and (iv) all other costs and expenses incident to the performance of the obligations of the Company hereunder.

    SECTION 4.  Further Agreements of the Company.  The Company agrees to use their reasonable best efforts:

      (a) To prepare any registration statement or prospectus and any amendment and supplemental amendment thereto, or if none is required, any remarketing memorandum, including any preliminary remarketing memorandum, in each case, in a form reasonably acceptable to the Remarketing Agent, in connection with the Remarketing, and, if required, to file any such prospectus pursuant to the Securities Act within the period required by the Rules and Regulations; [to advise the Remarketing Agent, promptly after either of them receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus (or the Remarketing Materials) or any amended Prospectus (or the Remarketing Materials) has been filed and to furnish the Remarketing Agent with copies thereof;] to file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of Remarketed Debentures; [to advise the Remarketing Agent, after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or the Remarketing Materials, of the suspension of the qualification of the Remarketed Debentures for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or the Remarketing Materials or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Prospectus or the Remarketing Materials or suspending any such qualification, to use its commercially reasonable best efforts to obtain the withdrawal of such order;]

      [(b) To furnish to the Remarketing Agent and to counsel for the Remarketing Agent a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;]

      (c) Prior to 10:00 a.m. New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to deliver to the Remarketing Agent in New York City such number of the following documents as the Remarketing Agent shall reasonably request:

      [(i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto,]

      (ii) the Prospectus or the Remarketing Materials and any amended or supplemented Prospectus or the Remarketing Materials,

      (iii) any document incorporated by reference in the Prospectus and the Remarketing Materials (excluding exhibits thereto), and

      (iv) any Remarketing Materials;

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and, if the delivery of a prospectus is required at any time in connection with the Remarketing and if at such time any event shall have occurred as a result of which the Prospectus or the Remarketing Materials as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus or the Remarketing Materials, as applicable, is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus and the Remarketing Materials or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Remarketing Agent and, upon its request, to file such document and to prepare and furnish without charge to the Remarketing Agent and to any dealer in securities as many copies as the Remarketing Agent may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

      [(d) To file with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Remarketing Agent, be required by the Securities Act or requested by the Commission;

      (e) Prior to filing with the Commission (i) any amendment to the Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Remarketing Agent and counsel for the Remarketing Agent;

      (f)  To make generally available to securityholders of the Company and to deliver to the Remarketing Agent, as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158); as soon as practicable after the Effective Date of the Registration Statement to make generally available to the Company's securityholders and to deliver to the Remarketing Agent an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);] and

      (g) From time to time to take such action as the Remarketing Agent may reasonably request to qualify the Remarketed Debentures for offering and sale under the securities laws of such jurisdictions as the Remarketing Agent may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the offering of the Debentures; provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

    SECTION 5.  Conditions to the Remarketing Agent's Obligations.  The obligations of the Remarketing Agent hereunder are subject to the accuracy, on and as of the date when made, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions. The Remarketing Agent may in its sole discretion waive on its behalf compliance with any conditions to the obligations of the Remarketing Agent hereunder.

      (a) If filing of a Prospectus is required, such Prospectus shall have been filed with the Commission and no stop order suspending the effectiveness of the Registration Statement or any part thereof or suspending the qualification under the Trust Indenture Act of the Indenture shall have been issued and no proceeding for that purpose shall have been initiated or threatened by

8

  the Commission; and any request of the Commission for inclusion of additional information in any Registration Statement or the Prospectus or otherwise shall have been complied with.

      (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Transaction Documents, the Debentures, the Instruments, the Prospectus[, the Registration Statement] or the Remarketing Materials and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel to the Remarketing Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

      (c) [            ], counsel for the Remarketing Agent, shall have furnished to the Remarketing Agent such written opinion or opinions, dated the Remarketing Date, with respect to the incorporation of the Company, the validity of the Debentures, the Issuable Common Stock, the Guarantee, [the Registration Statement,] Prospectus, the Remarketing Materials and such other related matters as the Remarketing Agent may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

      (d) Bell, Boyd & Lloyd LLC, counsel for the Company, shall have furnished to the Remarketing Agent their written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to Remarketing Agent, to the effect that:

       (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority under such laws to own its properties and conduct its business as described in the Prospectus and the Remarketing Materials;

      (ii) The unissued Shares to be issued and sold by the Company pursuant to the Purchase Contracts and the Purchase Contract Agreement have been duly authorized and reserved for issuance and, when issued and delivered against payment therefor as provided in the Purchase Contracts and the Purchase Contract Agreement, will be duly and validly issued, fully paid and non-assessable and the outstanding shares of Common Stock conform in all material respects to the description thereof contained in the Prospectus and Remarketing Materials; and the stockholders of the Company have no preemptive rights with respect to the Securities or the shares of Common Stock issuable upon settlement of the Purchase Contracts; it being understood that such counsel need express no opinion or belief as to the validity of the common stock purchase rights distributed by the Company to its shareholders on September 25, 1998;

      (iii) This Agreement has been duly authorized, executed and delivered by the Company;

      (iv) The Purchase Contract Agreement, the Purchase Contracts underlying the Units and the Pledge Agreement have each been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, constitute a valid and legally binding agreement of the Company (and together they create, to the extent provided therein, a valid interest of the holders of the Securities in the Preferred Securities) enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether such principles are considered in a proceeding in equity or in law), the Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Securities of their respective obligations under the Purchase Contracts constituting part of such Securities, a legal, valid and perfected security interest (as that term is defined in the Uniform Commercial Code, as adopted and in effect in the State of New York), in favor of the

9

  Collateral Agent, in the right, title and interest of such holders in the Pledged Securities (as defined in the Pledge Agreement) constituting a part of such Securities;

      (v) The Declaration, the Indenture and the Debentures, each have been duly authorized and constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether such principles are considered in a proceeding in equity or in law); the Indenture has been duly qualified under the Trust Indenture Act; and the Senior Debentures are entitled to the benefits of the Indenture;

      (vi) The Registration Statement has become effective under the Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission;

     (vii) When each part of the Registration Statement became effective, such part, the Prospectus and the Remarketing Materials included therein complied as to form in all material respects with the requirements of the Act and the Rules and Regulations, and while such counsel has not independently verified the accuracy, completeness or fairness of such statements and takes no responsibility therefor, such counsel has no reason to believe that such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date hereof and at Remarketing, the Registration Statement, the Prospectus and the Remarketing Materials as then amended or supplemented complied or complies, as the case may be, as to form in all material respects with the requirements of the Act and the Rules and Regulations and while such counsel has not independently verified the accuracy, completeness or fairness of such statements and takes no responsibility therefor, such counsel has no reason to believe that such documents contained or contain, as the case may be, any untrue statement of a material fact or omitted or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood that such counsel need express no opinion or belief as to the financial statements or financial data contained in the Registration Statement, the Prospectus or the Remarketing Materials or any such amendment or supplement; and

     (viii) The discussion set forth in the Prospectus under the heading "U.S. Federal Income Tax Consequences", insofar as it relates to matters of United States federal income tax law, is accurate in all material respects; provided that such counsel need express no opinion as to statements in such discussion concerning the Company's expectations or determinations.

    In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction other than the United States and the State of Delaware and such counsel may rely as to all matters governed by the laws of the State of New York upon the opinion of [                            ] referred to in Section 5(c).

      (e) John W. Holleran, Senior Vice-President and General Counsel of the Company, shall have furnished to you his written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect that:

       (i) Each document incorporated by reference in the Registration Statement, Prospectus or Remarketing Materials or any amendment or supplement thereto, at the time such document was filed or became effective under the Act, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

10

      (ii) The Units, the Purchase Contract Agreement, the Purchase Contracts, the Indenture, the Senior Debentures and the Pledge Agreement conform in all material respects to the descriptions thereof contained in the Prospectus and the Remarketing Materials;

      (iii) The descriptions in the Registration Statement, Prospectus and the Remarketing Materials of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown and such counsel does not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required in all material respects, nor of any contract or documents of a character required to be described in the Registration Statement, Prospectus or Remarketing Materials which are not described as required in all material respects; and

      (iv) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

    In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the United States and the State of Delaware and such counsel may rely as to all matters governed by the laws of the State of New York upon the opinion of [                            ] referred to in Section 5(c).

      (f)  The Company will furnish the Remarketing Agent with such conformed copies of such opinions, certificates, letters and documents as the Remarketing Agent reasonably requests.

      (g) On the Remarketing Date at 9:30 a.m., New York City time Arthur Andersen LLP, the independent auditors, or another independent accounting firm with a nationally recognized reputation, that have audited the consolidated financial statements of the Company, shall have furnished to the Remarketing Agent a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Remarketing Agent, containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to certain financial information contained in the Prospectus and in the Remarketing Materials.

      (h) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus and the Remarketing Materials any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and the Remarketing Materials, and (ii) since the respective dates as of which information is given in the Prospectus and the Remarketing Materials there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus and the Remarketing Materials, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Remarketing Date on the terms and in the manner contemplated in the Prospectus and the Remarketing Materials;

      (i)  On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

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      (j)  On or after the date hereof, there shall not have occurred any of the following: (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Remarketing Agent, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Debentures whether in the primary market or in respect of dealings in the secondary market; (ii) a suspension or material limitation in trading in securities generally on the Exchange; (iii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iv) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or material disruption in commercial banking or securities settlement or clearance services in the United States; (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (vi) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (v) or (vi) in the judgment of the Remarketing Agent makes it impracticable or inadvisable to proceed with the Remarketing on the terms and in the manner contemplated in the Prospectus and Remarketing Materials;

      (k) The Company shall have complied with the provisions of Section 4(c) hereof with respect to the furnishing of copies of the Prospectus and the Remarketing Materials on the New York Business Day next succeeding the date of this Agreement;

      (l)  The Company shall have furnished or caused to be furnished to the Remarketing Agent at the Remarketing Date certificates of officers of the Company satisfactory to the Remarketing Agent as to the accuracy of the representations and warranties of the Company herein at and as of the Remarketing, as to the performance by the Company, of all of its obligations hereunder to be performed at or prior to the Remarketing, as to the matters set forth in subsections (a) and (j) of this Section 5 and as to such other matters as you may reasonably request.

      (m) The Remarketing Agent shall have received assurances reasonably satisfactory to it from each "plan," as such term is defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), participating in the remarketing program to the effect that such participation will not constitute a prohibited transaction under ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, or other similar laws, for which an exemption is not available.

    All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Remarketing Agent.

    SECTION 6.  Indemnification and Contribution.

      (a) The Company will indemnify and hold harmless the Remarketing Agent against any losses, claims, damages or liabilities, joint or several, to which the Remarketing Agent may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, [the Registration Statement,] the Prospectus or the Remarketing Materials, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Remarketing Agent for any legal or other expenses reasonably incurred by the Remarketing Agent in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in

12

  any Preliminary Prospectus, [the Registration Statement,] the Prospectus or the Remarketing Materials, or any such amendment or supplement(s) in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent expressly for use therein.

      (b) The Remarketing Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, [the Registration Statement,] the Prospectus or the Remarketing Materials or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, [the Registration Statement,] the Prospectus or the Remarketing Materials or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Remarketing Materials expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

      (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

      (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Remarketing Agent on the other from the Remarketing. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the

13

  indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Remarketing Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Remarketing Agent on the other shall be deemed to be in the same proportion as the aggregate principal amount of the Remarketed Debentures bears to the remarketing fees received by the Remarketing Agent under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Remarketing Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Remarketing Agent agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Remarketing Agent shall not be required to contribute any amount in excess of the amount by which the aggregate principal amount of the Remarketed Debentures exceeds the amount of any damages which the Remarketing Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Remarketing Agent within the meaning of the Securities Act. The obligations of the Remarketing Agent under this Section 6 shall be in addition to any liability which the Remarketing Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

    SECTION 7.  Resignation and Removal of the Remarketing Agent.  The Remarketing Agent may resign and be discharged from its duties and obligations hereunder, and the Company may remove the Remarketing Agent, by giving 60 days prior written notice to the Purchase Contract Agent, the Property Trustee and the Indenture Trustee and, in the case of a removal, the removed Remarketing Agent; provided that no such resignation nor any such removal shall become effective until the Company shall have appointed at least one nationally recognized broker-dealer as successor Remarketing Agent and such successor Remarketing Agent shall have entered into a remarketing agreement with the Company in which it shall have agreed to conduct the Remarketing in accordance with the Remarketing Procedures. In any such case, the Company will use its best reasonable efforts to appoint a successor Remarketing Agent and enter into such a remarketing agreement with such person as soon as reasonably practicable. The provisions of Sections 4 and 6 shall survive the resignation or removal of any Remarketing Agent pursuant to this Agreement.

    SECTION 8.  Dealing in the Remarketed Debentures.  The Remarketing Agent, when acting as a Remarketing Agent or in its individual or any other capacity, may, to the extent permitted by law, buy,

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sell, hold and deal in any of the Remarketed Debentures. The Remarketing Agent may exercise any vote or join in any action which any beneficial owner of Remarketed Debentures may be entitled to exercise or take pursuant to the Indenture or the Indenture with like effect as if it did not act in any capacity hereunder. The Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company, as freely as if it did not act in any capacity hereunder.

    SECTION 9.  Remarketing Agent's Performance; Duty of Care; Supervising Obligations.  The duties and obligations of the Remarketing Agent shall be determined solely by the express provisions of this Agreement and the Purchase Contract Agreement. No implied covenants or obligations of or against the Remarketing Agent shall be read into this Agreement or the Purchase Contract Agreement. In the absence of bad faith on the part of the Remarketing Agent, the Remarketing Agent may conclusively rely upon any document furnished to it, which purports to conform to the requirements of this Agreement or the Purchase Contract Agreement as to the truth of the statements expressed in any of such documents. The Remarketing Agent shall be protected in acting upon any document or communication reasonably believed by it to have been signed, presented or made by the proper party or parties. The Remarketing Agent, acting under this Agreement, shall incur no liability to the Company or to any holder of Remarketed Debentures in its individual capacity or as Remarketing Agent for any action or failure to act, on its part in connection with a Remarketing or otherwise, except if such liability is judicially determined to have resulted from the bad faith, negligence or willful misconduct on its part. The Remarketing Agent may, but shall not be obligated to, purchase Remarketed Debentures for its own account.

    If at any time during the term of this Agreement, any event of default under the Indenture or any event that with the passage of time or the giving of notice or both would become an event of default under the Indenture has occurred and is continuing under the Indenture, then the obligations and duties of the Remarketing Agent under this Agreement shall be suspended until such default or event has been cured. The Company will cause the Indenture Trustee and the Purchase Contract Agent to give the Remarketing Agent notice of all such defaults and events of which such trustee or agent is aware.

    SECTION 10.  Termination.  This Agreement shall terminate as to the Remarketing Agent on the effective date of the resignation or removal of the Remarketing Agent pursuant to Section 7. In addition, the obligations of the Remarketing Agent hereunder may be terminated by it by notice given to the Company prior to 10:00 A.M., New York City time, on the Remarketing Date if, prior to that time, any of the events described in Sections 5(g), (h) or (i) shall have occurred.

    SECTION 11.  Notices.  Except as otherwise stated herein, all statements, requests, notices and agreements hereunder shall be in writing, and if to the Remarketing Agent shall be delivered or sent by mail or facsimile transmission to                            ; if to the Company shall be delivered or sent by mail to 1111 West Jefferson Street, P.O. Box 50, Boise, Idaho, 83728-0001 or by facsimile transmission to (208) 384-4912, Attention: General Counsel; if to the Trust shall be delivered or sent by mail to c/o Boise Cascade Corporation, 1111 West Jefferson Street, P.O. Box 50, Boise, Idaho, 83728-0001, or by facsimile transmission to (208) 384-4912, Attention: General Counsel, with a copy sent to the Company; if to the Property Trustee shall be delivered or sent by mail to BNY Western Trust Company, 601 Union Street, Suite 1720, Seattle, Washington, 98101, Attention: Corporate Trust; if to the Indenture Trustee shall be sent by mail to BNY Western Trust Company, 601 Union Street, Suite 1720, Seattle, Washington, 98101, Attention: Corporate Trust; if to the Purchase Contract Agent shall be delivered or sent by mail to BNY Western Trust Company, 601 Union Street, Suite 1720, Seattle, Washington, 98101, Attention: Corporate Trust; and if to the Collateral Agent or the Custodial Agent shall be delivered or sent by mail to JPMorgan Chase Bank, 450 West 33rd Street, New York, New York 10001, Attention: Institutional Trust Services.

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    Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

    SECTION 12.  Successors and Assigns.  This Agreement shall be binding upon, and inure solely to the benefit of, the Remarketing Agent, the Company to the extent provided in Section 6 hereof, the officers and directors of the Company, each person who controls the Company or the Remarketing Agent, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Debentures from the Remarketing Agent shall be deemed a successor or assign by reason merely of such purchase.

    SECTION 13.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

    SECTION 14.  Jurisdiction.  The Company hereby submits to the nonexclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

    SECTION 15.  Counterparts.  This Agreement may be executed in one or more separate counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

    SECTION 16.  Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

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    If the foregoing correctly sets forth the agreement among the Company, the Purchase Contract Agent and the Remarketing Agent, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,
BOISE CASCADE CORPORATION
By:

Name:

Title:

Receipt Acknowledged:
BNY WESTERN TRUST COMPANY, as Purchase Contract Agent
By:

Name:

Title:

Accepted:
[NAME OF REMARKETING AGENT]
By:
Authorized Representative

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Boise Cascade Trust I
Boise Cascade Corporation

7.50% Preferred Securities due 2006
($50 liquidation amount)

[FORM OF REMARKETING AGREEMENT*]

    [DATE]

[NAME OF REMARKETING AGENT]

Ladies and Gentlemen:

    [Name of Remarketing Agent], a                            (the "Remarketing Agent"), is undertaking to remarket 7.50% Preferred Securities due 2006 (the "Preferred Securities"), issued by Boise Cascade Trust I, a statutory business trust created under the Business Trust Act of Delaware (the "Trust"), and guaranteed by Boise Cascade Corporation, a Delaware corporation (the "Company"), under the Guarantee Agreement between the Company and BNY Western Trust Company, as Guarantee Trustee (the "Guarantee"), dated as of December 5, 2001. This Remarketing Agreement (this "Agreement") is being entered into pursuant to the Purchase Contract Agreement between the Company and BNY Western Trust Company, as purchase contract agent (the "Purchase Contract Agent"), dated as of December 5, 2001 (the "Purchase Contract Agreement").

    The Preferred Securities have been issued pursuant to, and are governed by, the Amended and Restated Declaration of Trust, dated as of December 5, 2001, (the "Declaration") among the Company, as depositor, BNY Western Trust Company, as property trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware trustee (the "Delaware Trustee"), and the administrative trustees named therein (the "Administrative Trustees").

    Each Preferred Security was issued as part of an equity security unit (each, a "Unit") that initially also included a contract (a "Purchase Contract") under which the holder of the related Unit will purchase from the Company on December 26, 2004, a number of shares (the "Issuable Common Stock") of common stock, par value $2.50 per share, of the Company (the "Common Stock") equal to the Settlement Rate as set forth in the Purchase Contract Agreement. In accordance with the terms of the Purchase Contract Agreement, the Preferred Securities constituting a part of the Units have been pledged by the Purchase Contract Agent, on behalf of the holders of the Units, to JPMorgan Chase Bank, as collateral agent, custodial agent and securities intermediary (the "Collateral Agent"), pursuant to the Pledge Agreement, dated as of December 5, 2001 (the "Pledge Agreement"), among the Company, the Purchase Contract Agent and the Collateral Agent to secure the holders' obligation to purchase the Issuable Common Stock under the Purchase Contracts. The Property Trustee, on behalf of the holders of the Preferred Securities and the common trust securities of the Trust (the "Common Trust Securities" and, together with the Preferred Securities, the "Trust Securities"), is holding the Company's 7.50% Senior Debentures due 2006 (the "Debentures"). The Debentures have been issued by the Company pursuant to Indenture, dated as of October 1, 1985, between the Company and U.S. Bank Trust National Association (as successor in interest to Morgan Guaranty Trust Company of New York), as trustee (the "Original Trustee") (the "Original Indenture"), as supplemented by the First Supplemental Indenture between the Company and the Original Trustee, dated as of December 20, 1989 (the "First Supplement"), the Second Supplemental Indenture between the Company and the Original Trustee, dated as of August 1, 1990 (the "Second Supplement"), and the Third Supplemental Indenture, dated as of December 5, 2001, among the Company, the Original Trustee and BNY Western

*This form of Remarketing Agreement is to be used if the Preferred Securities have been redeemed in whole.

Trust Company, as series trustee (the "Trustee") (the "Third Supplement," and, together with the Original Indenture, the First Supplement and the Second Supplement, the "Indenture").

    Capitalized terms used and not defined in this Agreement shall have the meanings set forth in the Purchase Contract Agreement, the Pledge Agreement, the Declaration, and the Underwriting Agreement among the Company, the Trust and the several underwriters named therein, dated as of November 29, 2001, entered into in connection with the initial public offering of the Units (the "Underwriting Agreement"), as the case may be.

    The Remarketing (as defined below) of the Preferred Securities is provided for in the Purchase Contract Agreement. As used in this Agreement, "Transaction Documents" shall mean, collectively, the Purchase Contract Agreement, the Declaration, the Pledge Agreement and this Agreement; the term "Remarketed Preferred Securities" means the Preferred Securities subject to the Remarketing as notified to the Remarketing Agent by the Purchase Contract Agent and the Custodial Agent, on or prior to the first Business Day prior to a Remarketing Date; the term "Remarketing Procedures" means the procedures in connection with the Remarketing of the Preferred Securities, as described herein and in the Purchase Contract Agreement and the Pledge Agreement; the term "Remarketing" means the remarketing of the Remarketed Preferred Securities pursuant to the Remarketing Procedures; the term "Remarketing Date" means the third Business Day immediately preceding September 16, 2004; and the term "Instruments" means the Remarketed Preferred Securities, the Purchase Contracts, the Units, the Preferred Securities, the Debentures and the Issuable Common Stock.

    SECTION 1.  Appointment and Obligations of the Remarketing Agent.

      (a) The Company hereby appoints                            as exclusive Remarketing Agent and Reset Agent, and                            hereby accepts such appointment, for the purpose of (i) Remarketing Remarketed Preferred Securities on behalf of the holders thereof and (ii) performing such other duties as are assigned to the Remarketing Agent and Reset Agent in the Remarketing Procedures, all in accordance with and pursuant to the Remarketing Procedures.

      (b) The Remarketing Agent agrees (i) to use its commercially reasonable best efforts to remarket the Remarketed Preferred Securities tendered or deemed tendered to the Remarketing Agent in the Remarketing, (ii) to notify the Company, the Depositary, the Property Trustee and the Trustee promptly of the Reset Rate and (iii) to establish the Reset Rate and carry out such other duties as are assigned to the Remarketing Agent and Reset Agent in the Remarketing Procedures, all in accordance with the provisions of the Remarketing Procedures.

      (c) On the Remarketing Date, the Remarketing Agent shall use its reasonable best efforts to remarket, at a price equal to 100.5% of the Remarketing Value, the Remarketed Preferred Securities tendered or deemed tendered for purchase.

      (d) If, as a result of the efforts described in Section l(b), the Remarketing Agent determines, after consultation with the Company, that it will be able to remarket all Remarketed Preferred Securities tendered or deemed tendered for purchase at a price of 100.5% of the Remarketing Value prior to 4:00 p.m., New York City time, on the Remarketing Date, the Remarketing Agent, after consultation with the Company, shall (i) determine the rate of interest (the "Reset Rate") that will enable it to remarket all Remarketed Preferred Securities tendered or deemed tendered for Remarketing and (ii) commit to purchase, on a third-day settlement basis, and on the third Business Day following the Remarketing Date (the "Remarketing Closing Date"), shall purchase, the Agent-purchased Treasury Consideration.

      (e) If the Remarketing Agent cannot remarket the Preferred Securities on the Remarketing Date, the Remarketing Agent shall use its commercially reasonable best efforts to attempt to

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  remarket Preferred Securities on each of the two Business Days immediately following the Remarketing Date and, if necessary, on each of the three Business Days immediately preceding November 1, 2004, and if necessary, on each of the three Business Days immediately preceding the Stock Purchase Date in accordance with the Remarketing Procedures (each such remarketing, the "Subsequent Remarketing"), provided that (i) the notice of any Subsequent Remarketing cannot be given until the Failed Remarketing notice has been published in accordance with the Remarketing Procedures in respect of any immediately preceding Failed Remarketing and (ii) the Remarketing Closing Date in respect of any Subsequent Remarketing must fall no later than on the Business Day immediately preceding the Stock Purchase Date.

      (f)  If, by 4:00 p.m., New York City time, on a Remarketing Date (including a Remarketing Date of any Subsequent Remarketing), the Remarketing Agent is unable to remarket all Remarketed Preferred Securities tendered or deemed tendered for purchase, a failed Remarketing ("Failed Remarketing") shall be deemed to have occurred, and the Remarketing Agent shall, on such date, so advise by telephone the Depositary, the Purchase Contract Agent, the Trustee, the Property Trustee, the Company and the Collateral Agent.

      (g) On the third Business Day following any Failed Remarketing, the Remarketing Agent shall remit (i) to the Custodial Agent the Remarketed Preferred Securities comprised of the Separate Preferred Securities, and (ii) to the Collateral Agent the balance of the Remarketed Preferred Securities.

      (h) If by 4:00 p.m., New York City time, on the Business Day immediately preceding December 16, 2004, the Remarketing Agent, in spite of using its commercially reasonable best efforts, fails to remarket all of the Preferred Securities tendered or deemed tendered for purchase, the "Last Failed Remarketing" will be deemed to have occurred. In this case, the Remarketing Agent shall so advise by telephone the Depositary, the Purchase Contract Agent, the Property Trustee, the Trustee, the Company, the Trust and the Collateral Agent. On the third Business Day following the Last Failed Remarketing, the Remarketing Agent shall remit (i) to the Custodial Agent the Remarketed Preferred Securities comprised of the Separate Preferred Securities and (ii) to the Collateral Agent the balance of the Remarketed Preferred Securities.

      (i)  By approximately 4:30 p.m., New York City time, on the Remarketing Date, provided that there has not been a Failed Remarketing (including the Last Failed Remarketing), the Remarketing Agent shall advise by telephone the Company, the Purchase Contract Agent, the Depositary, the Property Trustee and the Trustee of the Reset Rate determined in the Remarketing and the number of Remarketed Preferred Securities sold in the Remarketing.

      (j)  In accordance with the Depositary's normal procedures, on the Remarketing Closing Date, the transactions described above with respect to each Preferred Security tendered for purchase and sold in the Remarketing shall be executed through the Depositary, and the accounts of the respective Depositary participants shall be debited and credited and such Preferred Securities delivered by book-entry as necessary to effect purchases and sales of such Preferred Securities.

      (k) On the Remarketing Closing Date, the tender and settlement procedures set forth in this Section 1, including provisions for payment by purchasers of the Preferred Securities in the Remarketing, shall be subject to modification to the extent required by the Depositary or if the Depositary's book-entry system is no longer available for the Preferred Securities at the time of the Remarketing, to facilitate the tendering and remarketing of the Preferred Securities in certificated form. In addition, the Remarketing Agent may modify the settlement procedures set forth herein in order to facilitate the settlement process.

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      (l)  On the Remarketing Closing Date, the Remarketing Agent shall remit to the Collateral Agent through the Purchase Contract Agent the Agent-purchased Treasury Consideration.

      (m) On the Remarketing Closing Date, the Remarketing Agent shall retain as a remarketing fee an amount not exceeding 25 basis points (.25%) of the total proceeds from the sale of the Remarketed Preferred Securities and shall remit (i) the remaining portion of the balance attributable to the Separate Preferred Securities to the Custodial Agent for distribution to the holders of the Separate Preferred Securities that were remarketed and (ii) the remaining portion of the balance to the Purchase Contract Agent for distribution to the holders of the Remarketed Preferred Securities in accordance with the Purchase Contract Agreement.

    SECTION 2.  Representations, Warranties and Agreements of the Company and the Trust.  The Company and the Trust, jointly and severally, represent, warrant and agree (i) on and as of the date hereof, (ii) on and as of the date the Prospectus or other Remarketing Materials (each as defined in Section 2(a) below) are first distributed in connection with the Remarketing (the "Commencement Date") and (iii) on and as of the Remarketing Date, that:

      (a) [IN THE EVENT REGISTRATION IS REQUIRED, INSERT THE FOLLOWING: A registration statement on Form S-3 and amendments thereto have been prepared by the Company and the Trust in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") and filed with the Commission under the Securities Act, and such registration statement and any post-effective amendments thereto, each in the form heretofore delivered to the Remarketing Agent, have been declared effective by the Commission in such form. As used in this Agreement, "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time of such registration statement; Preliminary Prospectus means each prospectus included in such registration statement, or amendment thereto, before it became effective under the Securities Act and any prospectus filed by the Company with consent of the Remarketing Agent pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at its Effective Time, including documents incorporated by reference therein at such time and, if applicable, all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any information deemed to be part of such Registration Statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed pursuant to Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus, the Prospectus or any other information furnished by the Company to the Remarketing Agent for distribution to investors in connection with the Remarketing (the "Remarketing Materials") shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, or, in the case of Remarketing Materials, referred to as incorporated by reference therein, and any reference to any amendment or supplement to any Preliminary Prospectus, the Prospectus or the Remarketing Materials shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Preliminary Prospectus or the Prospectus incorporated by reference therein pursuant to Item 12 of Form S-3 or, if so incorporated, after the date of the Remarketing Materials, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement.] [IN THE EVENT REGISTRATION IS NOT REQUIRED, INSERT THE

4

  FOLLOWING: The Company and the Trust have provided to the Remarketing Agent, for use in connection with the remarketing of the Debentures, a preliminary remarketing memorandum and remarketing memorandum, [AND DESCRIBE OTHER MATERIALS IF ANY]. Such remarketing memorandum (including the documents incorporated or deemed incorporated by reference therein) is hereafter called, collectively, the "Prospectus," such preliminary marketing memorandum (including the documents incorporated or deemed incorporated by reference therein) is hereafter called a "Preliminary Prospectus" and any other information furnished by the Company to the Remarketing Agent for distribution to investors in connection with the Remarketing is hereafter called the "Remarketing Materials")]. The Company and the Trust hereby consent to the use of the Prospectus, the Preliminary Prospectus and the Remarketing Materials in connection with the Remarketing.

      (b) [(i)] The [Registration Statement conforms, and the Prospectus, the Preliminary Prospectus and the Remarketing Materials, and any further amendments or supplements to the Registration Statement, the Prospectus or the Remarketing Materials, will conform, in all material respects to the requirements of the Securities Act and the Rules and Regulations and the Registration Statement, the] Prospectus and the Remarketing Materials do not and will not, [as of the Effective Date (as to the Registration Statement and any amendment thereto), as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto)] [as of their respective dates] and as of the Commencement Date, the Remarketing Date and the Remarketing Closing Date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Remarketing Agent expressly for use therein[;

      (ii) the Commission has not issued any order preventing or suspending the use or effectiveness of the Registration Statement, any Preliminary Prospectus, the Prospectus or the Remarketing Materials].

      (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents, as of their respective effective or filing dates, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not, as of their respective effective or filing dates, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall apply only to documents so filed and incorporated by reference during the period that a prospectus relating to the Units is required to be delivered in connection with sales of such Units by any underwriters (such period being hereinafter sometimes referred to as the "prospectus delivery period"), and provided further, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Remarketing Agent expressly for use therein.

      (d) The Trust has been duly formed and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority (trust and

5

  other) to enter into this Agreement, to own property and to conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement, the Underwriting Agreement and the Declaration and as described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Underwriting Agreement, the Declaration, and the agreements and instruments contemplated by the Declaration and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement, the Underwriting Agreement and the Declaration and described in the Prospectus; based on expected operations and current law, the Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; the Trust is not a party to or subject to any action, suit or proceeding of any nature; and the Declaration has been duly qualified under the Trust Indenture Act;

      (e) The Preferred Securities have been duly and validly authorized and issued and are fully paid and non-assessable undivided beneficial interests in the assets of the Trust and conform to the description thereof contained in the Prospectus; the Preferred Securities have the rights set forth in the Declaration; the holders of the Preferred Securities are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

      (f)  The Common Trust Securities have been duly and validly authorized and are duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and conform to the description thereof contained in the Prospectus; all of the issued and outstanding Common Trust Securities of the Trust are directly owned by the Company free and clear of all liens, encumbrances, security interests, equities or claims; the Common Trust Securities have the rights set forth in the Declaration; and the Common Trust Securities and the Preferred Securities are the only interests authorized to be issued by the Trust;

      (g) The unissued Shares to be issued and sold by the Company pursuant to the Purchase Contracts and the Purchase Contract Agreement have been duly authorized and reserved for issuance and, when issued and delivered against payment therefor as provided in the Purchase Contracts and the Purchase Contract Agreement, will be validly issued and fully paid and non-assessable and will conform to the description of the Common Stock in the Prospectus;

      (h) The Trust is not and, after giving effect to the Remarketing and the consummation of the transactions contemplated herein and in the Remarketing Procedures, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

      (i)  The Units have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Units are in the form contemplated by, and are entitled to the benefits of, the Purchase Contract Agreement; and the Units conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

      (j)  The Purchase Contract Agreement has been duly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Purchase Contract Agent, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Purchase Contract Agreement conforms in all

6

  material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

      (k) The Purchase Contracts underlying the Units have been duly authorized, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Purchase Contracts conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials; and the issuance of the Purchase Contracts is not subject to any preemptive or similar rights;

      (l)  The Pledge Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Pledge Agreement conforms to the description thereof contained in the Prospectus and the Remarketing Materials;

      (m) The Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Units of their respective obligations under the Purchase Contracts constituting a part of such Units, a legal, valid and perfected security interest (as defined in the Uniform Commercial Code, as adopted and in effect in the State of New York (the "New York UCC")) in favor of the Collateral Agent for the benefit of the Company, in the right, title and interest of such holders in the securities and other assets and interests pledged to the Collateral Agent pursuant to the Pledge Agreement (the "Pledged Securities");

      (n) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials;

      (o) The Debentures have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company and the Trust, enforceable against the Company and the Trust in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Debentures are in the form contemplated by, and are entitled to the benefits of, the Indenture and conform in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials; and

      (p) This Agreement has been duly authorized, executed and delivered by the Company and the Trust and constitutes a valid and legally binding obligation of the Company and the Trust enforceable against the Company and the Trust in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and this Agreement conforms in all material respects to the description thereof contained in the Prospectus and the Remarketing Materials.

    SECTION 3.  Fees and Expenses.  The Company and the Trust covenant and agree with the Remarketing Agent that the Company will pay or cause to be paid the following: (i) the costs incident to the preparation, filing and printing of the [Registration Statement,] Prospectus and any Remarketing

7

Materials and any amendments or supplements thereto; (ii) the costs of distributing the [Registration Statement,] Prospectus and any Remarketing Materials and any amendments or supplements thereto; (iii) any fees and expenses of qualifying the Remarketed Preferred Securities under the securities laws of the several jurisdictions as provided in Section 4[(g)] and of preparing, printing and distributing a Blue Sky memorandum (including related fees and expenses of counsel to the Remarketing Agent); and (iv) all other costs and expenses incident to the performance of the obligations of the Company and the Trust hereunder.

    SECTION 4.  Further Agreements of the Company and the Trust.  The Company and the Trust agree to use their reasonable best efforts:

      (a) To prepare any registration statement or prospectus and any amendment and supplemental amendment thereto, or if none is required, any remarketing memorandum, including any preliminary remarketing memorandum, in each case, in a form reasonably acceptable to the Remarketing Agent, in connection with the Remarketing, and, if required, to file any such prospectus pursuant to the Securities Act within the period required by the Rules and Regulations; [to advise the Remarketing Agent, promptly after either of them receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus (or the Remarketing Materials) or any amended Prospectus (or the Remarketing Materials) has been filed and to furnish the Remarketing Agent with copies thereof;] to file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of Remarketed Preferred Securities; [to advise the Remarketing Agent, after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or the Remarketing Materials, of the suspension of the qualification of the Remarketed Preferred Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or the Remarketing Materials or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Prospectus or the Remarketing Materials or suspending any such qualification, to use its commercially reasonable best efforts to obtain the withdrawal of such order;]

      [(b) To furnish to the Remarketing Agent and to counsel for the Remarketing Agent a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;]

      (c) Prior to 10:00 a.m. New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to deliver to the Remarketing Agent in New York City such number of the following documents as the Remarketing Agent shall reasonably request:

      [(i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto,]

      (ii) the Prospectus or the Remarketing Materials and any amended or supplemented Prospectus or the Remarketing Materials,

      (iii) any document incorporated by reference in the Prospectus and the Remarketing Materials (excluding exhibits thereto), and

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      (iv) any Remarketing Materials;

and, if the delivery of a prospectus is required at any time in connection with the Remarketing and if at such time any event shall have occurred as a result of which the Prospectus or the Remarketing Materials as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus or the Remarketing Materials, as applicable, is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus and the Remarketing Materials or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Remarketing Agent and, upon its request, to file such document and to prepare and furnish without charge to the Remarketing Agent and to any dealer in securities as many copies as the Remarketing Agent may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

      [(d) To file with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Remarketing Agent, be required by the Securities Act or requested by the Commission;

      (e) Prior to filing with the Commission (i) any amendment to the Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Remarketing Agent and counsel for the Remarketing Agent;

      (f)  To make generally available to securityholders of the Company and to deliver to the Remarketing Agent, as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158); as soon as practicable after the Effective Date of the Registration Statement to make generally available to the Company's securityholders and to deliver to the Remarketing Agent an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);] and

      (g) From time to time to take such action as the Remarketing Agent may reasonably request to qualify the Remarketed Preferred Securities for offering and sale under the securities laws of such jurisdictions as the Remarketing Agent may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the offering of the Preferred Securities; provided that in connection therewith, neither the Company nor the Trust shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

    SECTION 5.  Conditions to the Remarketing Agent's Obligations.  The obligations of the Remarketing Agent hereunder are subject to the accuracy, on and as of the date when made, of the representations and warranties of the Company and the Trust contained herein, to the performance by the Company and the Trust of their respective obligations hereunder, and to each of the following additional terms and conditions. The Remarketing Agent may in its sole discretion waive on its behalf compliance with any conditions to the obligations of the Remarketing Agent hereunder.

      (a) If filing of a Prospectus is required, such Prospectus shall have been filed with the Commission and no stop order suspending the effectiveness of the Registration Statement or any part thereof or suspending the qualification under the Trust Indenture Act of the Indenture shall

9

  have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in any Registration Statement or the Prospectus or otherwise shall have been complied with.

      (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Transaction Documents, the Preferred Securities, the Instruments, the Prospectus[, the Registration Statement] or the Remarketing Materials and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel to the Remarketing Agent, and the Company and the Trust shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

      (c) [                            ], counsel for the Remarketing Agent, shall have furnished to the Remarketing Agent such written opinion or opinions, dated the Remarketing Date, with respect to the incorporation of the Company, the validity of the Debentures, the Issuable Common Stock, the Guarantee, [the Registration Statement,] Prospectus, the Remarketing Materials and such other related matters as the Remarketing Agent may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

      (d) Bell, Boyd & Lloyd LLC, counsel for the Company, shall have furnished to the Remarketing Agent their written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to Remarketing Agent, to the effect that:

       (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority under such laws to own its properties and conduct its business as described in the Prospectus and the Remarketing Materials;

      (ii) The unissued Shares to be issued and sold by the Company pursuant to the Purchase Contracts and the Purchase Contract Agreement have been duly authorized and reserved for issuance and, when issued and delivered against payment therefor as provided in the Purchase Contracts and the Purchase Contract Agreement, will be duly and validly issued, fully paid and non-assessable and the outstanding shares of Common Stock conform in all material respects to the description thereof contained in the Prospectus and Remarketing Materials; and the stockholders of the Company have no preemptive rights with respect to the Securities or the shares of Common Stock issuable upon settlement of the Purchase Contracts; it being understood that such counsel need express no opinion or belief as to the validity of the common stock purchase rights distributed by the Company to its shareholders on September 25, 1998;

      (iii) This Agreement has been duly authorized, executed and delivered by the Company and the Trust;

      (iv) The Purchase Contract Agreement, the Purchase Contracts underlying the Units and the Pledge Agreement have each been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, constitute a valid and legally binding agreement of the Company (and together they create, to the extent provided therein, a valid interest of the holders of the Securities in the Preferred Securities) enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether such principles are considered in a proceeding in equity or in law), the Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Securities of their respective obligations under the Purchase Contracts constituting

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  part of such Securities, a legal, valid and perfected security interest (as that term is defined in the Uniform Commercial Code, as adopted and in effect in the State of New York), in favor of the Collateral Agent, in the right, title and interest of such holders in the Pledged Securities (as defined in the Pledge Agreement) constituting a part of such Securities;

      (v) The Guarantee Agreement, the Declaration, the Indenture and the Debentures, each have been duly authorized and constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether such principles are considered in a proceeding in equity or in law); the Declaration, the Indenture and the Guarantee Agreement have been duly qualified under the Trust Indenture Act; and the Debentures are entitled to the benefits of the Indenture;

      (vi) The Registration Statement has become effective under the Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission;

     (vii) When each part of the Registration Statement became effective, such part, the Prospectus and the Remarketing Materials included therein complied as to form in all material respects with the requirements of the Act and the Rules and Regulations, and while such counsel has not independently verified the accuracy, completeness or fairness of such statements and takes no responsibility therefor, such counsel has no reason to believe that such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date hereof and at Remarketing, the Registration Statement, the Prospectus and the Remarketing Materials as then amended or supplemented complied or complies, as the case may be, as to form in all material respects with the requirements of the Act and the Rules and Regulations and while such counsel has not independently verified the accuracy, completeness or fairness of such statements and takes no responsibility therefor, such counsel has no reason to believe that such documents contained or contain, as the case may be, any untrue statement of a material fact or omitted or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood that such counsel need express no opinion or belief as to the financial statements or financial data contained in the Registration Statement, the Prospectus or the Remarketing Materials or any such amendment or supplement; and

     (viii) The discussion set forth in the Prospectus under the heading "U.S. Federal Income Tax Consequences", insofar as it relates to matters of United States federal income tax law, is accurate in all material respects; provided that such counsel need express no opinion as to statements in such discussion concerning the Company's expectations or determinations.

    In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction other than the United States and the State of Delaware and such counsel may rely as to all matters governed by the laws of the State of New York upon the opinion of [            ] referred to in Section 5(c).

      (e) John W. Holleran, Senior Vice-President and General Counsel of the Company, shall have furnished to you his written opinion, dated the Remarketing Date, in form and substance reasonably satisfactory to the Remarketing Agent, to the effect that:

       (i) Each document incorporated by reference in the Registration Statement, Prospectus or Remarketing Materials or any amendment or supplement thereto, at the time such document was filed or became effective under the Act, as the case may be, complied as to form in all material

11

  respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

      (ii) The Units, the Purchase Contract Agreement, the Purchase Contracts, the Declaration, the Preferred Securities, the Indenture, the Debentures, the Guarantee Agreement, the Guarantee and the Pledge Agreement conform in all material respects to the descriptions thereof contained in the Prospectus and the Remarketing Materials;

      (iii) The descriptions in the Registration Statement, Prospectus and the Remarketing Materials of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown and such counsel does not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required in all material respects, nor of any contract or documents of a character required to be described in the Registration Statement, Prospectus or Remarketing Materials which are not described as required in all material respects; and

      (iv) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

    In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the United States and the State of Delaware and such counsel may rely as to all matters governed by the laws of the State of New York upon the opinion of [                            ] referred to in Section 5(c).

      (f)  Counsel to the Trust shall have furnished to the Remarketing Agent a written opinion in form and substance equivalent to the opinion delivered by counsel to the Trust pursuant to the Underwriting Agreement.

      (g) The Company and the Trust will furnish the Remarketing Agent with such conformed copies of such opinions, certificates, letters and documents as the Remarketing Agent reasonably requests.

      (h) On the Remarketing Date at 9:30 a.m., New York City time Arthur Andersen LLP, the independent auditors, or another independent accounting firm with a nationally recognized reputation, that have audited the consolidated financial statements of the Company, shall have furnished to the Remarketing Agent a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Remarketing Agent, containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to certain financial information contained in the Prospectus and in the Remarketing Materials.

      (i)  (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus and the Remarketing Materials any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and the Remarketing Materials, and (ii) since the respective dates as of which information is given in the Prospectus and the Remarketing Materials there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus and the Remarketing Materials, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed

12

  with the public offering or the delivery of the Securities being issued at such Remarketing Date on the terms and in the manner contemplated in the Prospectus and the Remarketing Materials;

      (j)  On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

      (k) On or after the date hereof, there shall not have occurred any of the following: (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Remarketing Agent, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Preferred Securities whether in the primary market or in respect of dealings in the secondary market; (ii) a suspension or material limitation in trading in securities generally on the Exchange; (iii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iv) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or material disruption in commercial banking or securities settlement or clearance services in the United States; (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (vi) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (v) or (vi) in the judgment of the Remarketing Agent makes it impracticable or inadvisable to proceed with the Remarketing on the terms and in the manner contemplated in the Prospectus and Remarketing Materials;

      (l)  The Company and the Trust shall have complied with the provisions of Section 4(c) hereof with respect to the furnishing of copies of the Prospectus and the Remarketing Materials on the New York Business Day next succeeding the date of this Agreement;

      (m) The Company shall have furnished or caused to be furnished to the Remarketing Agent at the Remarketing Date certificates of officers of the Company satisfactory to the Remarketing Agent as to the accuracy of the representations and warranties of the Company and the Trust herein at and as of the Remarketing, as to the performance by the Company and the Trust, as the case may be, of all of their respective obligations hereunder to be performed at or prior to the Remarketing, as to the matters set forth in subsections (a) and (i) of this Section 5 and as to such other matters as you may reasonably request.

      (n) The Remarketing Agent shall have received assurances reasonably satisfactory to it from each "plan," as such term is defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), participating in the remarketing program to the effect that such participation will not constitute a prohibited transaction under ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, or other similar laws, for which an exemption is not available.

      (o) The Trust shall have furnished or caused to be furnished to the Remarketing Agent at the Remarketing Date certificates of the Administrative Trustees of the Trust satisfactory to the Remarketing Agent as to the accuracy of the representations and warranties of the Trust herein at and as of the Remarketing, as to the performance by the Company and the Trust, as the case may be, of all its obligations hereunder to be performed at or prior to the Remarketing, as to the matters set forth in subsections (a) and (l) of this Section 5 and as to such other matters as you may reasonably request.

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    All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Remarketing Agent.

    SECTION 6.  Indemnification and Contribution.  (a) The Company and the Trust will, jointly and severally, indemnify and hold harmless the Remarketing Agent against any losses, claims, damages or liabilities, joint or several, to which the Remarketing Agent may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, [the Registration Statement,] the Prospectus or the Remarketing Materials, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Remarketing Agent for any legal or other expenses reasonably incurred by the Remarketing Agent in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Trust shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, [the Registration Statement,] the Prospectus or the Remarketing Materials, or any such amendment or supplement(s) in reliance upon and in conformity with written information furnished to the Company by the Remarketing Agent expressly for use therein.

      (b) The Remarketing Agent will indemnify and hold harmless the Company and the Trust against any losses, claims, damages or liabilities to which the Company or the Trust may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, [the Registration Statement,] the Prospectus or the Remarketing Materials or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, [the Registration Statement,] the Prospectus or the Remarketing Materials or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Remarketing Materials expressly for use therein; and will reimburse the Company and the Trust for any legal or other expenses reasonably incurred by the Company and the Trust in connection with investigating or defending any such action or claim as such expenses are incurred.

      (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party,

14

  in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

      (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and the Remarketing Agent on the other from the Remarketing. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Trust on the one hand and the Remarketing Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Trust on the one hand and the Remarketing Agent on the other shall be deemed to be in the same proportion as the aggregate principal amount of the Remarketed Preferred Securities bears to the remarketing fees received by the Remarketing Agent under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Trust on the one hand or the Remarketing Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust and the Remarketing Agent agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Remarketing Agent shall not be required to contribute any amount in excess of the amount by which the aggregate principal amount of the Remarketed Preferred Securities exceeds the amount of any damages which the Remarketing Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

15

      (e) The obligations of the Company and the Trust under this Section 6 shall be in addition to any liability which the Company and the Trust may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Remarketing Agent within the meaning of the Securities Act. The obligations of the Remarketing Agent under this Section 6 shall be in addition to any liability which the Remarketing Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company, each Administrative Trustee of the Trust and to each person, if any, who controls the Company and the Trust within the meaning of the Securities Act.

    SECTION 7.  Resignation and Removal of the Remarketing Agent.  The Remarketing Agent may resign and be discharged from its duties and obligations hereunder, and the Company may remove the Remarketing Agent, by giving 60 days prior written notice to the Purchase Contract Agent, the Property Trustee and the Trustee and, in the case of a removal, the removed Remarketing Agent; provided that no such resignation nor any such removal shall become effective until the Company shall have appointed at least one nationally recognized broker-dealer as successor Remarketing Agent and such successor Remarketing Agent shall have entered into a remarketing agreement with the Company and the Trust in which it shall have agreed to conduct the Remarketing in accordance with the Remarketing Procedures. In any such case, the Company will use its best reasonable efforts to appoint a successor Remarketing Agent and enter into such a remarketing agreement with such person as soon as reasonably practicable. The provisions of Sections 4 and 6 shall survive the resignation or removal of any Remarketing Agent pursuant to this Agreement.

    SECTION 8.  Dealing in the Remarketed Preferred Securities.  The Remarketing Agent, when acting as a Remarketing Agent or in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold and deal in any of the Remarketed Preferred Securities. The Remarketing Agent may exercise any vote or join in any action which any beneficial owner of Remarketed Preferred Securities may be entitled to exercise or take pursuant to the Purchase Contract Agreement or the Indenture with like effect as if it did not act in any capacity hereunder. The Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Trust, as freely as if it did not act in any capacity hereunder.

    SECTION 9.  Remarketing Agent's Performance; Duty of Care; Supervising Obligations.  The duties and obligations of the Remarketing Agent shall be determined solely by the express provisions of this Agreement and the Purchase Contract Agreement. No implied covenants or obligations of or against the Remarketing Agent shall be read into this Agreement or the Purchase Contract Agreement. In the absence of bad faith on the part of the Remarketing Agent, the Remarketing Agent may conclusively rely upon any document furnished to it, which purports to conform to the requirements of this Agreement or the Purchase Contract Agreement as to the truth of the statements expressed in any of such documents. The Remarketing Agent shall be protected in acting upon any document or communication reasonably believed by it to have been signed, presented or made by the proper party or parties. The Remarketing Agent, acting under this Agreement, shall incur no liability to the Company, the Trust or to any holder of Remarketed Preferred Securities in its individual capacity or as Remarketing Agent for any action or failure to act, on its part in connection with a Remarketing or otherwise, except if such liability is judicially determined to have resulted from the bad faith, negligence or willful misconduct on its part. The Remarketing Agent may, but shall not be obligated to, purchase Remarketed Preferred Securities for its own account.

    If at any time during the term of this Agreement, any event of default under the Indenture, Declaration or the Guarantee or any event that with the passage of time or the giving of notice or both would become an event of default under the Indenture, the Declaration or the Guarantee has occurred and is continuing under the Indenture, the Declaration or the Guarantee, as the case may be, then the obligations and duties of the Remarketing Agent under this Agreement shall be suspended until such default or event has been cured. The Company will cause the Trustee, the Property Trustee and the

16

Guarantee Trustee and the Purchase Contract Agent to give the Remarketing Agent notice of all such defaults and events of which such trustee or agent is aware.

    SECTION 10.  Termination.  This Agreement shall terminate as to the Remarketing Agent on the effective date of the resignation or removal of the Remarketing Agent pursuant to Section 7. In addition, the obligations of the Remarketing Agent hereunder may be terminated by it by notice given to the Company prior to 10:00 A.M., New York City time, on the Remarketing Date if, prior to that time, any of the events described in Sections 5(h), (i) or (j) shall have occurred.

    SECTION 11.  Notices.  Except as otherwise stated herein, all statements, requests, notices and agreements hereunder shall be in writing, and if to the Remarketing Agent shall be delivered or sent by mail or facsimile transmission to            ; if to the Company shall be delivered or sent by mail to 1111 West Jefferson Street, P.O. Box 50, Boise, Idaho, 83728-0001 or by facsimile transmission to (208) 384-4912, Attention:General Counsel; if to the Trust shall be delivered or sent by mail to c/o Boise Cascade Corporation, 1111 West Jefferson Street, P.O. Box 50, Boise, Idaho, 83728-0001, or by facsimile transmission to (208) 384-4912, Attention: General Counsel, with a copy sent to the Company; if to the Property Trustee shall be delivered or sent by mail to BNY Western Trust Company, 601 Union Street, Suite 1720, Seattle, Washington, 98101, Attention: Corporate Trust; if to the Indenture Trustee shall be sent by mail to BNY Western Trust Company, 601 Union Street, Suite 1720, Seattle, Washington, 98101, Attention:Corporate Trust; if to the Purchase Contract Agent shall be delivered or sent by mail to BNY Western Trust Company, 601 Union Street, Suite 1720, Seattle, Washington, 98101, Attention: Corporate Trust; and if to the Collateral Agent or the Custodial Agent shall be delivered or sent by mail to JPMorgan Chase Bank, 450 West 33rd Street, New York, New York 10001, Attention: Institutional Trust Services.

    Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

    SECTION 12.  Successors and Assigns.  This Agreement shall be binding upon, and inure solely to the benefit of, the Remarketing Agent, the Company and the Trust to the extent provided in Section 6 hereof, the officers and directors of the Company, the trustees of the Trust and each person who controls the Company, the Trust or the Remarketing Agent, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Preferred Securities from the Remarketing Agent shall be deemed a successor or assign by reason merely of such purchase.

    SECTION 13.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

    SECTION 14.  Jurisdiction.  The Company and the Trust hereby submit to the nonexclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

    SECTION 15.  Counterparts.  This Agreement may be executed in one or more separate counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

    SECTION 16.  Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

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    If the foregoing correctly sets forth the agreement among the Company, the Trust, the Purchase Contract Agent and the Remarketing Agent, please indicate your acceptance in the space provided for that purpose below.

[SIGNATURE PAGE FOLLOWS]

18

Very truly yours,

BOISE CASCADE CORPORATION

By:
Name:
Title:

BOISE CASCADE TRUST 1

By:
Name:
Title:
Receipt Acknowledged:

BNY WESTERN TRUST COMPANY, as Purchase Contract Agent

By:
Name:
Title:

Accepted:

[NAME OF REMARKETING AGENT]

By:
Authorized Representative

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QuickLinks

TABLE OF CONTENTS
EXHIBITS
PURCHASE CONTRACT AGREEMENT
ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
ARTICLE II CERTIFICATE FORMS
ARTICLE III THE UNITS
ARTICLE IV THE PREFERRED SECURITIES
ARTICLE V THE PURCHASE CONTRACTS; THE REMARKETING
ARTICLE VI REMEDIES
ARTICLE VII THE AGENT
ARTICLE VIII SUPPLEMENTAL AGREEMENTS
ARTICLE IX CONSOLIDATION, MERGER, SALE OR CONVEYANCE
ARTICLE X COVENANTS
ARTICLE XI TRUST INDENTURE ACT
[* * * SIGNATURE PAGE TO FOLLOW * * *]
EXHIBIT A
Form of Face of Normal Units Certificate
AGENT'S CERTIFICATE OF AUTHENTICATION
(Form of Reverse of Normal Units Certificate)
ABBREVIATIONS
SETTLEMENT INSTRUCTIONS
EXHIBIT B
Form of Face of Stripped Units Certificate
AGENT'S CERTIFICATE OF AUTHENTICATION
(Reverse of Stripped Units Certificate)
ABBREVIATIONS
SETTLEMENT INSTRUCTIONS
EXHIBIT C INSTRUCTION FROM PURCHASE CONTRACT AGENT TO COLLATERAL AGENT
EXHIBIT D INSTRUCTION TO PURCHASE CONTRACT AGENT
EXHIBIT E FORMS OF REMARKETING AGREEMENT
Boise Cascade Corporation 7.50% Senior Debentures due 2006
Boise Cascade Trust I Boise Cascade Corporation 7.50% Preferred Securities due 2006 ($50 liquidation amount)